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EXHIBIT 10.21















                         AMENDED AND RESTATED INDENTURE

                               DATED JULY 10, 2008

                                      AMONG

                        FOLIO FUNDING II, LLC, AS ISSUER

           CITIGROUP FINANCIAL PRODUCTS INC., AS ADMINISTRATIVE AGENT

                                       AND

               WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE


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

                                     TABLE OF CONTENTS


                                                                                          PAGE

ARTICLE I             Definitions and Incorporation by Reference............................2

         SECTION 1.1           Definitions..................................................2

         SECTION 1.2           [Reserved]...................................................2

         SECTION 1.3           Other Definitional Provisions................................2

ARTICLE II            The Notes.............................................................3

         SECTION 2.1           Form.........................................................3

         SECTION 2.2           Execution, Authentication and Delivery.......................3

         SECTION 2.3           [Reserved]...................................................4

         SECTION 2.4           Registration; Registration of Transfer and Exchange..........4

         SECTION 2.5           Restrictions on Transfer and Exchange........................5

         SECTION 2.6           Mutilated, Destroyed, Lost or Stolen Notes...................7

         SECTION 2.7           Persons Deemed Owner.........................................8

         SECTION 2.8           Payment of Principal and Interest; Defaulted Interest........8

         SECTION 2.9           Cancellation.................................................9

         SECTION 2.10          No Release of Collateral.....................................9

         SECTION 2.11          [Reserved]...................................................9

         SECTION 2.12          Custody of Residual Interest Certificates by Trustee........10

ARTICLE III           Covenants............................................................11

         SECTION 3.1           Payment of Principal and Interest...........................11

         SECTION 3.2           Maintenance of Office or Agency.............................11

         SECTION 3.3           Money for Payments to be Held in Trust......................11

         SECTION 3.4           Existence...................................................13

         SECTION 3.5           Protection of Trust Estate..................................13

         SECTION 3.6           Opinions as to Trust Estate.................................14

         SECTION 3.7           Performance of Obligations..................................14

         SECTION 3.8           Negative Covenants..........................................15

         SECTION 3.9           Reporting by CPS............................................16

         SECTION 3.10          Annual Statement as to Compliance...........................16

         SECTION 3.11          Issuer May Consolidate, Etc. Only with Consent..............17

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                                     TABLE OF CONTENTS
                                        (CONTINUED)

                                                                                          PAGE

         SECTION 3.12          Successor or Transferee.....................................17

         SECTION 3.13          No Other Business...........................................17

         SECTION 3.14          No Borrowing................................................17

         SECTION 3.15          Guarantees, Loans, Advances and Other Liabilities...........17

         SECTION 3.16          Capital Expenditures........................................18

         SECTION 3.17          Compliance with Laws........................................18

         SECTION 3.18          Restricted Payments.........................................18

         SECTION 3.19          Notice of Events of Default.................................18

         SECTION 3.20          Further Instruments and Acts................................18

         SECTION 3.21          Income Tax Characterization.................................18

         SECTION 3.22          Separate Existence of the Issuer............................18

         SECTION 3.23          Amendment of the Issuer's Organizational Documents..........18

         SECTION 3.24          Other Agreements............................................18

         SECTION 3.25          Rule 144A Information.......................................19

         SECTION 3.26          Change of Control...........................................19

ARTICLE IV            Satisfaction and Discharge...........................................19

         SECTION 4.1           Satisfaction and Discharge of Indenture.....................19

         SECTION 4.2           Application of Trust Money..................................20

         SECTION 4.3           Repayment of Moneys Held by Note Paying Agent...............20

ARTICLE V             Remedies.............................................................20

         SECTION 5.1           Events of Default...........................................20

         SECTION 5.2           Rights Upon Event of Default................................24

         SECTION 5.3           Collection of Indebtedness and Suits for
                               Enforcement by Trustee......................................25

         SECTION 5.4           Remedies....................................................27

         SECTION 5.5           Optional Preservation of the Trust Estate...................27

         SECTION 5.6           Deficiency..................................................27

         SECTION 5.7           Priorities..................................................28

         SECTION 5.8           Limitation of Suits.........................................28

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                                     TABLE OF CONTENTS
                                        (CONTINUED)

                                                                                          PAGE

         SECTION 5.9           Unconditional Rights of the Noteholders To
                               Receive Principal and Interest..............................29

         SECTION 5.10          Restoration of Rights and Remedies..........................29

         SECTION 5.11          Rights and Remedies Cumulative..............................29

         SECTION 5.12          Delay or Omission Not a Waiver..............................30

         SECTION 5.13          [Reserved]..................................................30

         SECTION 5.14          Waiver of Past Defaults.....................................30

         SECTION 5.15          Undertaking for Costs.......................................30

         SECTION 5.16          Waiver of Stay or Extension Laws............................30

         SECTION 5.17          Sale of Trust Estate........................................31

ARTICLE VI            The Trustee..........................................................32

         SECTION 6.1           Duties of Trustee...........................................32

         SECTION 6.2           Rights of Trustee...........................................33

         SECTION 6.3           Individual Rights of Trustee................................34

         SECTION 6.4           Trustee's Disclaimer........................................34

         SECTION 6.5           Notice of Defaults..........................................34

         SECTION 6.6           Reports by Trustee to the Noteholders.......................34

         SECTION 6.7           Compensation and Indemnity..................................34

         SECTION 6.8           Replacement of Trustee......................................35

         SECTION 6.9           Successor Trustee by Merger.................................36

         SECTION 6.10          Appointment of Co-Trustee or Separate Trustee...............36

         SECTION 6.11          Eligibility: Disqualification...............................37

         SECTION 6.12          [Reserved]..................................................37

         SECTION 6.13          Appointment and Powers......................................37

         SECTION 6.14          Performance of Duties.......................................38

         SECTION 6.15          Limitation on Liability.....................................38

         SECTION 6.16          [Reserved]..................................................38

         SECTION 6.17          Successor Trustee...........................................39

         SECTION 6.18          [Reserved]..................................................40

         SECTION 6.19          Representations and Warranties of the Trustee...............40

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                                     TABLE OF CONTENTS
                                        (CONTINUED)

                                                                                          PAGE

         SECTION 6.20          Waiver of Setoffs...........................................40

         SECTION 6.21          Control by the Majority Noteholders.........................40

ARTICLE VII           [Reserved]...........................................................41

ARTICLE VIII          Collection of Money and Releases of Trust Estate.....................41

         SECTION 8.1           Collection of Money.........................................41

         SECTION 8.2           Establishment of Collection Account.........................41

         SECTION 8.3           Collection Account..........................................41

         SECTION 8.4           [Reserved]..................................................42

         SECTION 8.5           Distributions...............................................42

         SECTION 8.6           Statements to Noteholders...................................43

         SECTION 8.7           Release of Trust Estate.....................................43

         SECTION 8.8           Opinion of Counsel..........................................43

ARTICLE IX            Supplemental Indentures..............................................44

         SECTION 9.1           Supplemental Indentures With the Consent of the
                               Administrative Agent and the Majority Noteholders...........44

         SECTION 9.2           Execution of Supplemental Indentures........................44

         SECTION 9.3           Effect of Supplemental Indenture............................44

ARTICLE X             REPAYMENT AND PREPAYMENT OF NOTES....................................44

         SECTION 10.1          Repayment of the Notes; Optional Prepayment of
                               the Notes...................................................44

         SECTION 10.2          Notice of Prepayment........................................45

         SECTION 10.3          General Procedures..........................................45

ARTICLE XI            MISCELLANEOUS........................................................46

         SECTION 11.1          Compliance Certificates and Opinions, etc...................46

         SECTION 11.2          Form of Documents Delivered to Trustee......................47

         SECTION 11.3          Acts of the Noteholders or the Administrative Agent.........48

         SECTION 11.4          Notices, etc., to Trustee, Issuer, the Administrative
                               Agent and Noteholders.......................................48

         SECTION 11.5          Waiver......................................................49

         SECTION 11.6          Alternate Payment and Notice Provisions.....................50

         SECTION 11.7          Effect of Headings and Table of Contents....................50

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                                     TABLE OF CONTENTS
                                        (CONTINUED)

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         SECTION 11.8          Successors and Assigns......................................50

         SECTION 11.9          Benefits of Indenture.......................................50

         SECTION 11.10         Severability................................................50

         SECTION 11.11         Legal Holidays..............................................50

         SECTION 11.12         Governing Law...............................................50

         SECTION 11.13         Counterparts................................................51

         SECTION 11.14         Recording of Indenture......................................51

         SECTION 11.15         Issuer Obligation...........................................51

         SECTION 11.16         No Petition.................................................51

         SECTION 11.17         Books and Records; Inspection; Other Information............52

         SECTION 11.18         Entire Agreement............................................52

         SECTION 11.19         Effectiveness...............................................52

         SECTION 11.20         Specific Performance........................................52
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EXHIBIT A-1           Form of Class A-1 Note

EXHIBIT A-2           Form of Class A-2 Note

EXHIBIT B             Form of Transferor's Certificate

EXHIBIT C             Form of Transferee Representation Letter (QIB)

EXHIBIT D             Form of Transferee Representation Letter (IAI)

EXHIBIT E             Form of Settlement Date Statement

EXHIBIT F             Form of Trust Receipt

Schedule I            Initial Pledged Residual Interest Certificates

Schedule II           Pledged Residual Interest Certificates

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         AMENDED AND RESTATED INDENTURE dated July 10, 2008, among FOLIO FUNDING
II, LLC, a Delaware limited liability company (the "ISSUER"), CITIGROUP
FINANCIAL PRODUCTS INC., a Delaware corporation (the "ADMINISTRATIVE AGENT") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the "TRUSTEE").

         In connection with a securitization transaction, the Issuer, the Administrative Agent and the Trustee have entered into that certain Indenture, dated as of July 11, 2007 (the "ORIGINAL INDENTURE") pursuant to which the Issuer issued two classes of notes designated as Class A-1 Variable Funding Notes (the "INITIAL CLASS A-1 NOTES") and Class A-2 Term Notes (the "INITIAL CLASS A-2 NOTES").

         Section 9.1 of the Original Indenture permits the Issuer, the Administrative Agent and the Trustee, when authorized by an Issuer Order, to amend the Original Indenture with the prior written consent of the Administrative Agent and the Majority Noteholders.

         The Issuer, the Administrative Agent and the Trustee intend to change certain terms of the securitization transaction and amend and restate the Original Indenture in its entirety to, among other things, reflect (i) the amendment and restatement of the Initial Class A-1 Notes in order to redesignate them as Class A-1 Term Notes (the "CLASS A-1 NOTES") and the amendment and restatement of the Initial Class A-2 Term Notes (the "CLASS A-2 NOTES" and, together with the Class A-1 Notes, the "NOTES"), (ii) a prepayment of the Initial Class A-1 Notes in order to reduce the outstanding principal amount of the Initial Class A-1 Notes to $10,000,000, such prepayment to be comprised of Warrants and one or more cash payments and (iii) the continuation of the Trustee's original security interest in the Collateral (as defined below) for the benefit of the Issuer Secured Parties (as defined below).

         The Administrative Agent and the Majority Noteholders desire to consent to the amendment and restatement of the Original Indenture in its entirety.

         In consideration of the foregoing, other good and valuable consideration, and the mutual covenants and agreements contained herein, the parties hereto desire to amend and restate the Original Indenture and agree as follows:

         As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has assigned the Collateral (as defined below) as collateral to the Trustee for the benefit of the Issuer Secured Parties (as defined below).

                                 GRANTING CLAUSE

         As collateral security for the prompt payment in full when due of all the Issuer's obligations to the Administrative Agent and the Noteholders (collectively, the "ISSUER SECURED PARTIES") under this Indenture, the Notes and the other Basic Documents (collectively, the "ISSUER SECURED OBLIGATIONS"), the Issuer hereby Grants (as of the date of the Original Indenture) to the Trustee, for the benefit of the Issuer Secured Parties, a continuing security interest in favor of the Trustee, for the benefit of the Issuer Secured Parties, in all of the Issuer's right, title and interest in, to and under (in each case, whether now owned or existing, or hereafter acquired or arising) all accounts, payment intangibles, general intangibles, chattel paper, tangible chattel paper, electronic chattel paper, instruments, certificated securities, uncertificated


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securities, financial assets, security entitlements, cash and currency, deposit accounts, letter-of-credit rights, investment property, and any and all other property of any type or nature owned by it, including without limitation: (1) each Residual Interest Certificate sold or contributed to, or otherwise acquired by, it pursuant to the Sale and Contribution Agreement (each, a "PLEDGED RESIDUAL INTEREST CERTIFICATE") and the right to receive all monies remitted, recovered or otherwise recovered in respect thereof after the Initial Funding Date, (2) all other Residual Interest Assets owned by it (collectively with the Pledged Residual Interest Certificates, the "PLEDGED RESIDUAL INTEREST ASSETS"),
(3) the Collection Account and all investments, obligations and other property from time to time credited thereto, (4) the Issuer's rights in respect of the Sale and Contribution Agreement, and (5) all proceeds of, all accessions to and substitutions and replacements for, any of the foregoing, and all rents, profits and products of any thereof (all such property described in this Granting Clause collectively constituting the "COLLATERAL").

         The Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties as required in this Indenture. The Trustee hereby further acknowledges that it has received the Residual Interest Certificates described in SCHEDULE I hereto (the "INITIAL PLEDGED RESIDUAL INTEREST CERTIFICATES"), each duly endorsed by the Seller to "Wells Fargo Bank, National Association, as Trustee for the benefit of the Administrative Agent and the holders of the Notes issued by Folio Funding II, LLC", and agrees to maintain continuous possession of the Pledged Residual Certificates in the State of Minnesota for the benefit of the Issuer Secured Parties, subject to the terms and conditions of this Indenture.

         For the avoidance of doubt, the Issuer hereby confirms its Grant to the Trustee on behalf of the Issuer Secured Parties of a security interest in the Collateral pursuant to the Original Indenture and notwithstanding anything to the contrary contained in this Indenture, the security interest Granted by the Issuer hereunder is an extension and continuation of the security interest Granted under the Original Indenture.

                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE
                   ------------------------------------------

         SECTION 1.1 DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in ANNEX A to the Amended and Restated Note Purchase Agreement dated as of July 10, 2008 by and between Folio Funding II, LLC, Consumer Portfolio Services, Inc. and Citigroup Financial Products Inc. (the "NOTE PURCHASE AGREEMENT").

         SECTION 1.2 [RESERVED]

         SECTION 1.3 OTHER DEFINITIONAL PROVISIONS.

         (a) All terms defined in this Indenture shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) Accounting terms used but not defined or partly defined in this Indenture, in any instrument governed hereby or in any certificate or other document made or delivered pursuant hereto, to the extent not defined, shall have the respective meanings given to them under GAAP or any such instrument, certificate or other document, as applicable. To the extent that the definitions


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of accounting terms in this Indenture or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Indenture or in any such instrument, certificate or other document shall control.

         (c) The words "HEREOF," "HEREIN," "HEREUNDER" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture.

         (d) Section, Schedule and Exhibit references contained in this Indenture are references to Sections, Schedules and Exhibits in or to this Indenture unless otherwise specified; and the term "INCLUDING" shall mean "INCLUDING WITHOUT LIMITATION."

         (e) The definitions contained in this Indenture are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as the same may from time to time be amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments and instruments associated therewith; all references to a Person include its permitted successors and assigns.

         (g) The singular form of the terms "NOTE" and "NOTEHOLDER" shall not preclude issuance of more than one Note or ownership of Notes by more than one Noteholder. The singular forms of such terms shall also mean the plural forms of such terms and the plural form of such terms shall also mean the singular form thereof, in each case as the context requires.

                                   ARTICLE II
                                    THE NOTES
                                    ---------

         SECTION 2.1 FORM.

         (a) The Class A-1 Notes and the Class A-2 Notes, each together with the Trustee's certificate of authentication, shall be in substantially the form set forth in EXHIBITS A-1 AND A-2, respectively, with such appropriate insertions,

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omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The Initial Class A-1 Notes and the Initial Class A-2 Notes were issued on the Initial Funding Date. On the terms and conditions set forth in the Note Purchase Agreement, the Sale and Contribution Agreement and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Initial Class A-1 Notes and the Initial Class A-2 Notes shall be amended and restated as of the Effective Date and the Issuer shall cause the Trustee to authenticate and deliver to the Note Purchaser the Notes on the Effective Date. The Class A-1 Notes shall be term in nature and shall be fully drawn in the Class A-1 Facility Amount on the Effective Date. The Class A-2 Notes shall be term in nature and were fully drawn in the Class A-2 Facility Amount on the Initial Funding Date. Any amounts prepaid under the Class A-1 Notes or the Class A-2 Notes may not be reborrowed.

         (b) The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing the Notes, as evidenced by their execution of the Notes.

         (c) The terms of the Class A-1 Notes and Class A-2 Notes set forth in EXHIBITS A-1 AND A-2, respectively, are part of the terms of this Indenture.

         SECTION 2.2 EXECUTION, AUTHENTICATION AND DELIVERY.

         (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         (b) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Note.

         (c) Upon receipt of (i) the Initial Class A-1 Notes and the Initial Class A-2 Notes for cancellation and (ii) an Issuer Order for authentication and delivery, the Trustee shall authenticate and deliver (i) Class A-1 Notes in an aggregate principal amount equal to the Class A-1 Facility Amount and (ii) Class A-2 Notes in an aggregate principal amount equal to the Class A-2 Facility Amount.

         (d) Each Note shall be dated the date of its authentication.

         (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated hereunder.

         SECTION 2.3 [RESERVED]

         SECTION 2.4 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

         (a) The Issuer shall cause the Trustee to keep a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of SECTION 2.5, the Trustee shall provide for the registration of the Notes, and the registration of transfers and exchanges of the Notes. The Trustee is, and shall be "NOTE REGISTRAR" for the purpose of registering the Notes and transfers of the Notes as herein provided. Upon any resignation or removal of any Note Registrar, the Issuer shall promptly appoint a successor.

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         (b) If a Person other than the Trustee is appointed by the Issuer as
Note Registrar, such Person must be acceptable to the Administrative Agent and, in addition, the Issuer will give the Trustee, the Administrative Agent and the Noteholders prompt written notice of the appointment of such Note Registrar (once approved by the Administrative Agent) and of the location, and any change in the location, of the Note Register, and the Trustee and the Administrative Agent shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the name and address of each Holder of the Note and the Percentage Interest and number of each Note.

         (c) Subject to SECTION 2.5 hereof, upon surrender for registration of transfer of a Note at the office or agency of the Issuer to be maintained as provided in SECTION 3.2, if the requirements of Section 8-401(a) of the UCC are met, the Trustee shall have the Issuer execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in the minimum Percentage Interest of 1% representing in the aggregate the Percentage Interest on the face of the Note to be transferred.

         (d) At the option of a Holder, a Note may be exchanged for another Note in any authorized Percentage Interest, of the same class and a like aggregate Percentage Interest, upon surrender of the Note to be exchanged at such office or agency. Whenever a Note is so surrendered for exchange, subject to SECTION
2.5 hereof, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, and upon request by the Issuer the Trustee shall authenticate, and the Noteholder shall obtain from the Trustee, the Note which the Noteholder making the exchange is entitled to receive.

         (e) Any Note issued upon any registration of transfer or exchange of a Note shall be the valid obligation of the Issuer, evidencing, in the aggregate, the same debt, and entitled to the same benefits under this Indenture, as the Note surrendered upon such registration of transfer or exchange.

         (f) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or accompanied by a written assignment in substantially the forms attached to EXHIBITS A-1 AND A-2 duly executed by, the Holder thereof or such Holder's attorney, duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and (ii) accompanied by such other documents as the Trustee may require.

         (g) No service charge shall be made to a Holder for any registration of transfer or exchange of a Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of a Note.

         (h) The preceding provisions of this SECTION 2.4 notwithstanding, the Issuer shall not be required to make and the Note Registrar shall not register transfers or exchanges of a Note selected for redemption or of any Note for a period of two (2) Business Days preceding the due date for any payment with respect to such Note.

         SECTION 2.5 RESTRICTIONS ON TRANSFER AND EXCHANGE.

         (a) No transfer of a Note shall be made unless the transferor thereof has provided a representation letter substantially in the form of EXHIBIT B that such transfer is (i) to the Issuer or an Affiliate of the Issuer, or (ii) in compliance with Section 2.5(b) hereof, to a qualified institutional buyer (as


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defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act, or (iii) in compliance with
Section 2.5(c) hereof, (A) to an institutional investor that is an "ACCREDITED INVESTOR" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act, or (iv) in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; PROVIDED, that, in the case of CLAUSE (IV) the Trustee or the Issuer may require an Opinion of Counsel to the effect that such transfer may be effected without registration under the Securities Act, which Opinion of Counsel, if so required, shall be addressed to the Issuer and the Trustee and shall be secured at the expense of the Holder. Each prospective purchaser by its acquisition of a Note, acknowledges that such Note will contain a legend substantially to the effect set forth in SECTION 2.5(f) (unless the Issuer determines otherwise in accordance with applicable law).

         (b) Any transfer or exchange of a Note to a proposed transferee shall be conducted in accordance with the provisions of Section 2.4, and shall be contingent upon receipt by the Note Registrar of (A) such Note properly endorsed for assignment or transfer, (B) written instruction from such transferring Holder directing the Note Registrar to cause the transfer to such transferees, in such Percentage Interests (not to exceed the Percentage Interest on the face of the Note to be transferred) as the transferring Holder shall specify in such instructions; and (C) such certificates or signatures as may be required under such Note or this Section 2.5, in each case, in form and substance satisfactory to the Note Registrar. The Note Registrar shall cause any such transfers and related cancellations or increases and related reductions, as applicable, to be properly recorded in its books in accordance with the requirements of Section 2.4.

         (c) If a Note is sold to a "qualified institutional buyer" as defined in Rule 144A of the Securities Act purchasing for its own account or for the account of another "qualified institutional buyer," such Note shall be issued as a certificated Note in definitive, fully registered form without interest coupons with the applicable legends set forth in the form of the Note registered in the name of the beneficial owner or a nominee thereof, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. Any transfer to an "qualified institutional buyer" is expressly conditioned upon the requirement that such transferee shall deliver a representation letter in the form of EXHIBIT C.

         (d) If the Note is sold in the United States to U.S. Persons under
Section 4(2) of the Securities Act to institutional "ACCREDITED INVESTORS" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), it shall be issued in the form of a certificated Note in definitive, fully registered form without interest coupons with the applicable legends set forth in the form of the Note registered in the name of the beneficial owner or a nominee thereof, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. Any transfer to an institutional "ACCREDITED INVESTOR" is expressly conditioned upon the requirement that such transferee shall deliver a representation letter in the form of EXHIBIT D.

         (e) The Note Registrar shall not register any transfer or exchange of any Note to the extent that upon such transfer or exchange there would be more than ten (10) Noteholders of each class then reflected on the Note Register. For purposes of determining the number of Noteholders, a Person (beneficial owner) owning an interest in a partnership (including any entity treated as a partnership for federal income tax purposes), grantor trust, or S corporation (flow-through entity), that owns, directly or through other flow-through entities, an interest in the Notes, is treated as a Noteholder if:

                  (i) Substantially all of the value of the beneficial owner's interest in the flow-through entity is attributable to the flow-through entity's interest (direct or indirect) in the Notes; and

                  (ii) A principal purpose of the use of the tiered arrangement is to permit the satisfaction of the ten (10) Noteholder limitation.

         (f) Unless the Issuer determines otherwise in accordance with applicable law, each Note shall have the following legend:

                  THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (I) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE) OR AN AFFILIATE OF THE ISSUER (AS CERTIFIED BY THE ISSUER) OR (2) AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1),
                  (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) (3) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A TO A PERSON THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT SUCH PERSON IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT, OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE, OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER
                  JURISDICTION: PROVIDED, THAT, IN THE CASE OF CLAUSE (4), THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS NOTE.

                  THE NOTE REGISTRAR SHALL NOT REGISTER ANY TRANSFER OR EXCHANGE OF THIS NOTE TO THE EXTENT THAT UPON SUCH TRANSFER OR EXCHANGE THERE WOULD BE MORE THAN TEN (10) NOTEHOLDERS THEN REFLECTED ON THE NOTE REGISTER.

         SECTION 2.6 MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

         (a) If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to hold the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a protected purchaser, and, provided that the requirements of Section 8-405 and 8-406 of the UCC are met, the Issuer shall execute, and upon request by the Issuer, the Trustee shall authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued, presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

         (b) Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

         (c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of any mutilated, destroyed, lost or stolen Note.

         SECTION 2.7 PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, the Trustee and any agent of the Trustee may treat the Person in whose name such Note is registered (as of the applicable Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note, for all other purposes whatsoever and whether or not such Note be overdue, and none of the Trustee or any agent of the Trustee shall be affected by notice to the contrary.

         SECTION 2.8 PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST.

         (a) The Class A-1 Notes and the Class A-2 Notes shall accrue interest as provided in the forms of Class A-1 Notes and Class A-2 Notes set forth in EXHIBITS A-1 AND A-2, respectively, and such interest shall be due and payable on each Settlement Date as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Settlement Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the related Record Date either (i) by wire transfer in immediately available funds to such Person's account as it appears on the Note Register on such Record Date if (A) such Noteholder has provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Settlement Date and such Holder's Note in the aggregate evidences a Percentage Interest of not less than 1% or (B) such Noteholder is the Seller, or an Affiliate thereof, or if not,
(ii) by check mailed to such Noteholder at the address of such Noteholder appearing on the Note Register, except for the final installment of principal payable with respect to such Note on a Settlement Date or on the Facility Termination Date, which shall be payable as provided below.

         (b) (i) The principal of the Class A-1 Notes shall be payable on each Settlement Date as set forth in Section 8.5 hereof and if a Collateral Deficiency exists, a prepayment of principal shall be made pursuant to the terms of Section 3.07 of the Note Purchase Agreement and (ii) the principal of the Class A-2 Notes shall be payable on each Settlement Date as set forth in Section
8.5 hereof after the Class A-1 Invested Amount has been reduced to zero and if a Collateral Deficiency exists, a prepayment of principal shall be made pursuant to the terms of Section 3.07 of the Note Purchase Agreement. The entire unpaid principal amount of the Notes shall become immediately due and payable, upon the declaration of acceleration of maturity by the Trustee pursuant to Section 5.2 hereof. In addition, the Aggregate Invested Amount and all accrued and unpaid interest on the Notes shall be due and payable in full on the Facility Termination Date and otherwise as provided in SECTION 3.1, SECTION 8.5 and if applicable, SECTION 5.7, and the forms of Notes attached hereto as EXHIBITS A-1 AND A-2. The principal amount outstanding under the Notes of any class at any time shall be equal to the related Invested Amount. All principal payments on the Notes of a class shall be made pro rata to the Noteholders of such class entitled thereto based on their respective Percentage Interests of the related Invested Amount. Upon written notice from the Issuer, the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Settlement Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be transmitted by facsimile prior to such final Settlement Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

         (c) If the Issuer defaults in a payment of interest on a class of Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate in any lawful manner. The Issuer shall pay such defaulted interest to the Noteholders on the immediately following Settlement Date. At least three (3) days before any such Settlement Date, the Issuer shall mail to the Noteholders and the Trustee a notice that states the Settlement Date and the amount of defaulted interest to be paid.

         SECTION 2.9 CANCELLATION. Any Note surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and the Note so delivered shall be promptly canceled by the Trustee. No Note shall be authenticated in lieu of or in exchange for any Note canceled as provided in this Section, except as expressly permitted by this Indenture. A canceled Note may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and such Note has not been previously disposed of by the Trustee.

         SECTION 2.10 NO RELEASE OF COLLATERAL. No Collateral shall be released from the lien of this Indenture until satisfaction and discharge of this Indenture in accordance with Article IV hereof.

         SECTION 2.11 [Reserved].

         SECTION 2.12 CUSTODY OF RESIDUAL INTEREST CERTIFICATES BY TRUSTEE. In connection with any Funding Date prior to the Effective Date, the Issuer delivered to the Trustee the Residual Interest Certificates set forth in
SCHEDULE II thereto acquired by the Issuer pursuant to the Sale and Contribution Agreement. Each such Residual Interest Certificate was indorsed by the registered owner thereof to the Trustee or in blank, and included an assignment executed by the registered owner thereof in the form attached to such Residual Interest Certificate. The Trustee currently holds and will continue to hold each Residual Interest Certificate delivered to it as Trustee, custodian, agent and bailee in trust for the use and benefit of the Issuer Secured Parties until such Residual Interest Certificate is released from the Lien of this Indenture in accordance with the terms hereof. The Trustee executed and delivered to the Administrative Agent a receipt substantially in the form of EXHIBIT F hereto (a "TRUST RECEIPT") for such Residual Interest Certificate(s) received by the Trustee. By its delivery of a Trust Receipt, the Trustee is deemed to have acknowledged receipt of each Residual Interest Certificate that the Seller has represented was purchased by the Purchaser on the related Funding Date as indicated in the related Confirmation Statement, (b) reviewed each such Residual Interest Certificate and (c) determined that each such Residual Interest Certificate has been properly indorsed to it or in blank and contains an assignment executed by the registered owner thereof in the form attached to such Residual Interest Certificate.

                                   ARTICLE III
                                    COVENANTS
                                    ---------

         SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed on each Settlement Date all amounts deposited in the Collection Account to which the Noteholders are entitled under this Indenture. Amounts properly withheld under the Code by the Trustee from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.2 MAINTENANCE OF OFFICE OR AGENCY. The Issuer has maintained and will maintain in Minneapolis, Minnesota, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer has appointed the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee, the Administrative Agent and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3 MONEY FOR PAYMENTS TO BE HELD IN TRUST.

         (a) Except as provided in SECTION 3.3(C) hereof, all payments of amounts due and payable with respect to the Notes that are to be made from amounts withdrawn from the Collection Account shall be made on behalf of the Issuer by the Trustee or by the Note Paying Agent.

         (b) The Issuer shall cause each Note Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Note Paying Agent shall agree with the Trustee and the Administrative Agent (and if the Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent shall:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Note Paying Agent;

                  (iv) immediately resign as a Note Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on the Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         (c) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

         (d) Subject to applicable laws with respect to the escheat of funds, any money held by the Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to the Notes and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request and shall be deposited by the Trustee in the Collection Account; and the Noteholders shall thereafter, as unsecured general creditors, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to the Holder whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

         SECTION 3.4 EXISTENCE. Except as otherwise permitted by the provisions of Section 3.11, the Issuer has kept and will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer has kept and will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

         SECTION 3.5 PROTECTION OF TRUST ESTATE. The Issuer intends the security interest granted pursuant to this Indenture in favor of the Trustee for the benefit of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Estate, and the Issuer has taken and shall take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Estate;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trustee for the benefit of the Issuer Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Collateral;

                  (v) preserve and defend title to the Trust Estate and the rights of the Issuer Secured Parties in such Trust Estate against the claims of all persons and parties; and

                  (vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

         The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section.

         The Issuer hereby authorizes the Administrative Agent, the Trustee and their respective agents to file such financing statements and continuation statements and take such other actions as the Administrative Agent or the Trustee may deem advisable in connection with the security interest granted by the Issuer under the Indenture to the extent permitted by applicable law. Any such financing statements and continuation statements shall be prepared by the Issuer.

         SECTION 3.6 OPINIONS AS TO TRUST ESTATE.

         (a) On the Initial Funding Date, the Effective Date, and on the date of execution of each indenture supplemental hereto, the Issuer shall furnish to the Trustee and the Administrative Agent an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Issuer Secured Parties, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) Within 90 days after the beginning of each calendar year, beginning with the first calendar year beginning more than three months after the Effective Date, the Issuer shall furnish to the Trustee and the Administrative Agent an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest in the Collateral created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe any action necessary (as of the date of such opinion) to be taken in the following year to maintain the lien and security interest of this Indenture in the Collateral.

         SECTION 3.7 PERFORMANCE OF OBLIGATIONS.

         (a) The Issuer has not taken, will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Basic Documents or such other instrument or agreement.

         (b) The Issuer may contract with other Persons acceptable to the Administrative Agent to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

         (c) The Issuer has punctually performed and observed, and will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Contribution Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer has not, and shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the prior written consent of the Administrative Agent and the Majority Noteholders.

         (d) If a responsible officer of the Issuer shall have written notice or actual knowledge of the occurrence of an Event of Default, the Issuer shall promptly notify the Trustee, the Administrative Agent and the Noteholders thereof in accordance with SECTION 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default.

         (e) The Issuer agrees that it shall not have any right to waive, and shall not waive, timely performance or observance by CPS or the Seller of their respective duties under the Basic Documents without the prior written consent of the Administrative Agent and the Majority Noteholders.

         SECTION 3.8 NEGATIVE COVENANTS. So long as any Note is Outstanding or any amounts are due and owing to the Issuer Secured Parties, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Trust Estate, unless directed to do so by the Administrative Agent (acting at the written direction of the Majority Noteholders) or unless the Administrative Agent (acting at the written direction of the Majority Noteholders) has approved such disposition; or

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against the Administrative Agent or any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Trustee for the benefit of the Issuer Secured Parties created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture or any other Basic Document except as may be expressly permitted hereby or thereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate or (D) amend, modify or fail to comply with the provisions any of the Basic Documents or any ABS Issuance Agreement relating thereto without the prior written consent of the Administrative Agent and the Majority Noteholders; or

                  (iv) in its capacity as holder of a Residual Interest Certificate, consent to the taking of any action under any Securitization Transaction Document which requires the consent of the holder of a Residual Interest Certificate unless it has received the prior written consent of the Administrative Agent and the Majority Noteholders; or

                  (v) take any action that would result in the Issuer becoming taxable as a corporation for United States federal income tax purposes or for the purposes of any applicable State tax; or

                  (vi) engage in any business or activity other than as permitted by the LLC Agreement; or

                  (vii) incur or assume any indebtedness or guarantee any indebtedness of any Person, except for such indebtedness incurred pursuant to Section 3.14; or

                  (viii) dissolve or liquidate in whole or in part or merge or consolidate with any other Person, other than in compliance with
         Section 3.11; or

                  (ix) unless it has received the prior written consent of the Administrative Agent and the Majority Noteholders, the Issuer shall not, in its capacity as a holder of any Pledged Residual Interest Certificate or otherwise, take any action, fail to take any action, give any consent, permit any action, enter into or permit any amendment, waiver, supplement or other modification under or in respect of any Pledged Residual Interest Certificate or any other Collateral, or enter into or permit any amendment, waiver, supplement or other modification of any agreement, document or instrument governing the rights of any Pledged Residual Interest Certificate, that could reasonably be expected to, or would, (i) reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made on the Pledged Residual Interest Certificates or any other Collateral, (ii) cause or permit amounts on deposit in the spread account for any Securitization Transaction pursuant to which a Pledged Residual Interest Certificate has been issued or proceeds or distributions in respect of any Pledged Residual Interest Certificate or any other Collateral to be available to fund deficiencies in any other spread account relating to another Securitization Transaction or
         (iii) otherwise have a Material Adverse Effect.

         SECTION 3.9 REPORTING BY CPS. No later than 3:00 p.m. New York City time on each Determination Date, the Issuer shall cause CPS to deliver (by telex, facsimile, electronic transmission, first class mail, overnight courier or personal delivery) to the Issuer, the Administrative Agent and the Trustee a statement (the "SETTLEMENT DATE STATEMENT") in substantially the form attached hereto as Exhibit E(1). The Issuer shall deliver, or cause CPS to deliver, to the Administrative Agent and the Trustee a hard copy of any such Settlement Date Statement upon request of such Person.

         SECTION 3.10 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer has delivered, and will deliver to the Trustee, the Administrative Agent and the Noteholders, on or before March 31 of each year, beginning March 31, 2008, an Officer's Certificate, dated as of December 31 of the preceding year, stating, as to the Authorized Officer signing such Officer's Certificate, that

                  (i) a review of the activities of the Issuer during the preceding year (or portion of such year from the Initial Funding Date through December 31, 2007) and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year (or portion of such year from the Initial Funding Date through December 31, 2007) and no Event of Default has occurred and is continuing, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.



------------------
(1) Citi to provide current form of Exhibit E and to confirm whether any changes need to be made.

         SECTION 3.11 ISSUER MAY CONSOLIDATE, ETC. ONLY WITH CONSENT. The Issuer shall not consolidate or merge with or into any other Person, or convey or transfer all or substantially all of its properties to any Person without the prior written consent of the Administrative Agent and the Majority Noteholders.

         SECTION 3.12 SUCCESSOR OR TRANSFEREE. (A) Upon any consolidation or merger of the Issuer with the prior written consent of the Administrative Agent and the Majority Noteholders in accordance with Section 3.11, the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, and be obligated to meet the requirements of the Issuer under this Indenture and the other Basic Documents with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer with the prior written consent of the Administrative Agent and the Majority Noteholders in accordance with SECTION 3.11, the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee, the Administrative Agent and the Noteholders stating that the Issuer is to be so released.

         SECTION 3.13 NO OTHER BUSINESS. The Issuer has not engaged, and shall not engage in, any business other than financing, purchasing, owning, selling and managing the Residual Interest Assets in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto. After the Effective Date, the Issuer shall not purchase any additional Residual Interest Assets.

         SECTION 3.14 NO BORROWING. The Issuer has not issued, incurred, assumed, guaranteed, or otherwise become liable, and shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, and (ii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes have been used solely to fund the Issuer's purchase of the Residual Interest Assets and to pay the Issuer's organizational, transactional and start-up expenses.

         SECTION 3.15 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the Basic Documents, the Issuer has not made, and shall not make, any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.16 CAPITAL EXPENDITURES. The Issuer has not made, and shall not make, any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.17 COMPLIANCE WITH LAWS. The Issuer has complied, and shall comply, with the requirements of all Requirements of Law.

         SECTION 3.18 RESTRICTED PAYMENTS. The Issuer has not, directly or indirectly, and shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Trustee and to any owner of a beneficial interest in the Issuer as permitted by, and to the extent funds are available for such purpose from distributions under this Indenture. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

         SECTION 3.19 NOTICE OF EVENTS OF DEFAULT. Upon a responsible officer of the Issuer having notice or actual knowledge thereof, the Issuer agrees to give each of the Trustee, the Administrative Agent and the Noteholders prompt written notice of each Event of Default hereunder and each other Default on the part of the Issuer, the Purchaser or the Seller of its obligations under any Basic Document.

         SECTION 3.20 FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee, the Administrative Agent or the Majority Noteholders, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.21 INCOME TAX CHARACTERIZATION.It is the intent of the Issuer and the Noteholders that, for Federal, state and local income and franchise tax purposes, the Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Noteholder, by its acceptance of a Note, agrees to treat such Note for Federal, state and local income and franchise tax purposes as indebtedness of the Issuer.

         SECTION 3.22 SEPARATE EXISTENCE OF THE ISSUER. During the term of the Indenture, the Issuer shall observe and comply with the applicable legal requirements for the recognition of the Issuer as a legal entity separate and apart from its Affiliates, including without limitation, those requirements set forth in Section 9(b) of the Issuer's Limited Liability Company Agreement.

         SECTION 3.23 AMENDMENT OF THE ISSUER'S ORGANIZATIONAL DOCUMENTS. During the term of the Indenture, the Issuer shall not amend its Limited Liability Company Agreement except in accordance with the provisions thereof and with the prior written consent of the Administrative Agent.

         SECTION 3.24 OTHER AGREEMENTS. The Issuer shall not enter into any agreement other than the Basic Documents without the prior written consent of the Administrative Agent and the Majority Noteholders. The Issuer shall not enter into any agreement that does not contain non-petition or limited recourse language acceptable to the Administrative Agent with respect to the Issuer.

         SECTION 3.25 RULE 144A INFORMATION. At any time when the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, upon the request of a Noteholder, the Issuer shall promptly furnish to such Noteholder or to a prospective purchaser of a Note designated by such Noteholder, as the case may be, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act ("Rule 144A Information") in order to permit compliance by such Noteholder with Rule 144A in connection with the resale of a Note by such Noteholder; provided, however, that the Issuer shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is three years from the later of (i) the most recent renewal of the Term pursuant to Section 2.02 of the Note Purchase Agreement, (ii) the date such Note (or any predecessor Note) was acquired from the Issuer or (iii) the date such Note (or any predecessor Note) was last acquired from an "affiliate" of the Issuer within the meaning of Rule 144 under the Securities Act; and provided further that the Issuer shall not be required to furnish such information at any time to a prospective purchaser located outside of the United States who is not a "United States Person" within the meaning of Regulation S under the Securities Act if such Note may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto).

         SECTION 3.26 CHANGE OF CONTROL. CPS has been and shall at all times be the legal and beneficial owner of all of the issued and outstanding membership interests of the Issuer.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE
                           --------------------------

         SECTION 4.1 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of the Noteholders to receive payments of principal thereof and interest thereon and the rights of the Administrative Agent to receive payments in respect of amounts owed by the Issuer to the Administrative Agent under the Basic Documents, (iv) Sections 3.3, 3.4, 3.5, 3.6, 3.8, 3.11, 3.12, 3.18, 3.19, 3.20, 3.22, 3.23 and 11.17, (v) the
rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.7 and the obligations of the Trustee under
Section 4.2) and (vi) the rights of the Issuer Secured Parties as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

         (a) the Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (ii) Notes for which payment of money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Trustee for cancellation;

         (b) the Issuer has paid or caused to be paid all Issuer Secured Obligations; and

         (c) the Issuer has delivered to the Trustee, the Administrative Agent and the Noteholders an Officer's Certificate meeting the applicable requirements of Section 11.1(a) and stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.2 APPLICATION OF TRUST MONEY. All moneys deposited with the Trustee pursuant to Section 4.1 or Section 4.3 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through the Note Paying Agent, as the Trustee may determine, to the Noteholders and the Administrative Agent for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest (in the case of the Noteholders) and all sums due and payable by the Issuer under the Basic Documents (in the case of the Administrative Agent); but such moneys need not be segregated from other funds except to the extent required herein or in the other Basic Documents or required by law. Any funds remaining with the Trustee or on deposit in the Collection Account following the repayment in full of the Notes and the other Issuer Secured Obligations, the payment in full of all other amounts owed to the Noteholders and all amounts owed by the Issuer to the Administrative Agent and the Trustee under the Basic Documents, and the satisfaction and discharge of this Indenture, shall be remitted to the Issuer.

         SECTION 4.3 REPAYMENT OF MONEYS HELD BY NOTE PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Note Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be remitted to the Trustee to be held and applied according to Section 4.2 and thereupon such Note Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V
                                    REMEDIES
                                    --------

         SECTION 5.1 EVENTS OF DEFAULT. "Event of Default" wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) (i) Subject to Section 5.1(b), any payment by or on behalf of the Issuer, CPS or any Affiliate shall fail to be made to the Administrative Agent or the Noteholders when due of principal, including any Collateral Deficiency, or interest on the Notes in each case within one (1) Business Day after its due date; PROVIDED, that the failure to pay principal in connection with a Collateral Deficiency shall only be subject to the applicable grace period set forth in Section 3.07 of the Note Purchase Agreement and shall not be subject to any additional grace period under this Section 5.1(a), or (ii) any payment by or on behalf of the Issuer, CPS or any Affiliate of any other amount in addition to
(i) above shall fail to be made to the Noteholders when due, within fifteen (15) days after its due date;

         (b) as of the close of the Scheduled Maturity Date with respect to each Class of Notes, there are any amounts due and owing on the applicable Class of Notes;

         (c) The Issuer, CPS or any Affiliate shall fail to perform or observe any term or covenant of this Indenture or any other Basic Document (other than the financial covenants set forth in Section 7.01(u) of the Note Purchase Agreement) to which it is a party, which failure materially and adversely affects the Administrative Agent or the Noteholders and is (i) curable by payment of money and continues unremedied for a period of five (5) Business Days from the earlier of knowledge of, or written notice to, the Issuer, CPS or any Affiliate, (ii) curable by means other than payment of money and continues unremedied for a period of fifteen (15) Business Days from the earlier of knowledge of, or written notice to, the Issuer, CPS or any Affiliate; or (iii) not curable;

         (d) Any representation or warranty made or deemed to be made by the Issuer, CPS or any Affiliate or any of their respective officers, under or in connection with this Indenture or any other Basic Document, any Settlement Date Statement or other information or report delivered pursuant hereto or any other Basic Document shall prove to have been false or incorrect in any respect when made which failure materially and adversely affects the Administrative Agent or the Noteholders and is (i) curable by payment of money and continues unremedied for a period of five (5) Business Days from the earlier of knowledge of, or written notice to, the Issuer, CPS or any Affiliate, (ii) curable by means other than payment of money and continues unremedied for a period of fifteen (15) Business Days from the earlier of knowledge of, or written notice to, the Issuer, CPS or any Affiliate; or (iii) not curable;

         (e) The Issuer, CPS or any Specified Affiliate shall fail to pay any money due under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of the Issuer, CPS or such Specified Affiliate, which failure to pay constitutes an event of default under any such agreement, note, indenture or instrument or constitutes a default thereunder and such default (i) results in the acceleration of any debt owed by the Issuer, CPS or such Specified Affiliate, and (ii) continues unremedied for a period of three (3) Business Days after the cure period for the related indebtedness; or the Issuer, CPS or any Specified Affiliate shall otherwise fail to perform or observe any term, covenant, agreement or representation and warranty under any such other agreement, note, indenture or instrument, which failure constitutes an event of default under any such agreement, note, indenture or instrument or constitutes a default thereunder and such default shall result in the acceleration of such indebtedness; or any other event under any such agreement or instrument shall occur or condition shall exist if the effect of such event or condition is to accelerate the maturity of such indebtedness; provided that, if such indebtedness is solely indebtedness of CPS (and not in whole or in part indebtedness of the Issuer or any Specified Affiliate), such accelerated indebtedness must be in an aggregate amount of at least $1,000,000 in order for an event described in this clause (e) to constitute an Event of Default;

         (f) (i)(a) The Collateral or any other material assets of the Issuer, CPS or any Specified Affiliate are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee in an amount less than $100,000, for the benefit of the Issuer, CPS or any Specified Affiliate and the same is not paid, dissolved or dismissed within sixty (60) days thereafter or (b) after service on CPS of notice thereof, an application is made by any Person other than the Issuer, CPS or any Specified Affiliate for the appointment of a receiver, trustee, or custodian for the Collateral or a material portion of the assets of the Issuer, CPS or any Specified Affiliate in an amount less than $100,000 and the same is not dismissed within sixty (60) days after the application thereof;
(ii) (a) the Collateral or any other material assets of the Issuer, CPS or any Specified Affiliate are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee in an amount greater than $100,000 for the benefit of the Issuer, CPS or any Specified Affiliate and the same is not paid, dissolved or dismissed within thirty (30) days thereafter or (b) after service on CPS of notice thereof, an application is made by any Person other than the Issuer, CPS or any Specified Affiliate for the appointment of a receiver, trustee, or custodian for the Collateral or a material portion of the assets of the Issuer, CPS or any Specified Affiliate in an amount greater than $100,000 and the same is not dismissed within thirty (30) days after the application thereof; or (iii) the Issuer, CPS or any Specified Affiliate shall have concealed, removed or permitted to be concealed or removed any portion of its property with intent to hinder, delay or defraud its creditors or made or suffered a transfer of any of its property which is fraudulent under any bankruptcy, fraudulent conveyance or other similar law;

         (g) An application is made by the Issuer, CPS or any Specified Affiliate for the appointment of a receiver, trustee or custodian for the Collateral or any other material assets of the Issuer, CPS or any Specified Affiliate; a petition under any section or chapter of the Bankruptcy Code or federal or state law or regulation shall be filed by the Issuer, CPS or any Specified Affiliate; the Issuer, CPS or any Specified Affiliate shall make an assignment for the benefit of its creditors; any case or proceeding shall be filed by the Issuer, CPS or any Specified Affiliate for its dissolution, liquidation, or termination; or the Issuer or CPS ceases to conduct its business;

         (h) the Issuer, CPS or any Specified Affiliate is enjoined, restrained or prevented by court order from conducting all or any material part of its business affairs, or a petition under any section or chapter of the Bankruptcy Code or any similar federal or state law or regulation is filed against the Issuer, CPS or any Specified Affiliate or any case or proceeding is filed against the Issuer, CPS or any Specified Affiliate for its dissolution or liquidation, and such injunction, restraint, petition, case or proceeding is not dismissed within sixty (60) days after the entry of filing thereof;

         (i) the Issuer, CPS or any Specified Affiliate admits in writing to its inability to pay its debts as they mature;

         (j) the Trustee, for the benefit of the Issuer Secured Parties, shall for any reason cease to have a first priority perfected security interest in any of the Pledged Residual Interest Certificates or in any portion of the Collateral, free and clear of all Liens;

         (k) the Issuer becoming taxable as an association (or publicly traded partnership) taxable as a corporation for federal or state income tax purposes;

         (l) the Administrative Agent, in its reasonable, good faith judgment, has cause to believe that there has been a Material Adverse Effect or a Material Adverse Change;

         (m) (i) the Issuer, CPS or any Affiliate shall have at any time during the Term been in default or termination under any servicing agreements which resulted in termination of servicing with respect to more than one (1) Eligible Committed Securitization, or (ii) the Issuer, CPS or any Affiliate shall have at any time during the Term resigned as servicer on any outstanding Securitization

Transaction in its total managed portfolio, other than any Securitization Transaction sponsored by SeaWest Financial Corporation or its Affiliates;

         (n) without the prior written consent of the Administrative Agent and the Majority Noteholders, CPS, the Issuer or any other Affiliate of CPS takes any action, fails to take any action, gives any consent, permits any action, enters into or permits any amendment, waiver, supplement or other modification under or in respect of any Pledged Residual Interest Certificate or any other Collateral, or enters into or permits any amendment, waiver, supplement or other modification of any agreement, document or instrument governing the rights of any Pledged Residual Interest Certificate, that could reasonably be expected to, or would, (i) reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made on the Pledged Residual Interest Certificates or any other Collateral, (ii) cause or permit amounts on deposit in the spread account for any Securitization Transaction pursuant to which a Pledged Residual Interest Certificate has been issued or proceeds or distributions in respect of any Pledged Residual Interest Certificate or any other Collateral to be available to fund deficiencies in any other spread account relating to another Securitization Transaction, (iii) otherwise materially adversely affect the Collateral, the Administrative Agent, the Note Purchaser or the Noteholders or (iv) otherwise have a Material Adverse Effect;

         (o) The Issuer, CPS or any Affiliate becomes an "investment company" or company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended;

         (p) Any Change of Control shall occur with respect to the Issuer, CPS or any Specified Affiliate unless the Administrative Agent and the Majority Noteholders shall have expressly consented to such Change of Control in writing or unless the Issuer Secured Obligations shall have been indefeasibly repaid in full and the Basic Documents have been terminated;

         (q) A final, nonappealable judgment by any competent court in the United States of America for the payment of money in an amount in excess of $1,000,000 shall be rendered against the Issuer, CPS or any Specified Affiliate and the same remains undischarged and unstayed for a period of thirty (30) days after the entry thereof;

         (r) The Issuer, CPS or any Affiliate shall pay an amount in excess of the applicable Litigation Threshold in connection with the settlement of any action filed in any competent court in the United States of America;

         (s) Any Basic Document shall be terminated or cease to be in full force and effect, or the enforceability thereof shall be (A) reasonably contested by the Administrative Agent and the Majority Noteholders or its respective assignees, (B) contested by any other party thereto, or (C) contested by an indenture trustee on behalf of unsecured noteholders of CPS;

         (t) The Issuer, CPS or any Affiliate shall fail to pay to Administrative Agent, within 30 days following the presentment of invoices, any and all fees, costs or expenses which the Administrative Agent pays to a bank or other similar institution arising out of or in connection with the return of payments from Issuer, CPS or any Affiliate deposited for collection by Administrative Agent; or

         (u) CPS shall fail to comply with the financial covenants set forth in
Section 7.01(u) of the Note Purchase Agreement.

         SECTION 5.2 RIGHTS UPON EVENT OF DEFAULT.

         (a) If an Event of Default shall have occurred and be continuing, the Trustee may, and at the direction of the Administrative Agent (acting upon the written direction of the Majority Noteholders, which direction shall be deemed given automatically upon the occurrence of an Event of Default specified in paragraph (g), (h) or (i) of Section 5.1) shall declare immediately due and payable all principal, interest (which shall be calculated for these purposes using the Default Applicable Margin) and other Issuer Secured Obligations payable hereunder and under the Notes by the Issuer that would otherwise be due after the date specified in the notice (or the date such notice is deemed given), whereupon all those amounts shall become immediately due and payable, all without further diligence, presentment, demand of payment, protest or notice of any kind, all of which are expressly waived by the Issuer. In addition, if an Event of Default shall have occurred and be continuing, the Trustee may, and at the direction of the Administrative Agent (acting upon the written direction of the Majority Noteholders) shall, exercise any of the remedies specified in
SECTION 5.4.

         (b) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Administrative Agent (acting upon the written direction of the Majority Noteholders) may, by written notice to the Issuer and the Trustee, rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                  (i) all payments of principal of and interest (calculated for these purposes using the Default Applicable Margin) on the Notes, all amounts due the Administrative Agent and the Noteholders from the Issuer under the Basic Documents, and all other amounts that would then be due from the Issuer hereunder, upon the Notes or under the Basic Documents if the Event of Default giving rise to such acceleration had not occurred; and

                  (ii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

                  (iii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.14.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         (a) The Issuer covenants that if (i) default is made in the payment of any interest on, or principal of, the Notes, or any amount due from the Issuer to the Administrative Agent or any Noteholder under the Basic Documents, when the same becomes due and payable, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Noteholders and the Administrative Agent, as applicable, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the Note Interest Rate, all amounts due and owing by the Issuer under the Basic Documents and, in each case, in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

         (b) If an Event of Default occurs and is continuing, the Trustee may in its discretion subject to the prior written consent of the Administrative Agent (acting upon the written direction of the Majority Noteholders) and shall, at the direction of the Administrative Agent (acting upon the written direction of the Majority Noteholders), proceed to protect and enforce its rights and the rights of the Administrative Agent and the Noteholders by such appropriate Proceedings as the Trustee, the Administrative Agent (acting upon the written direction of the Majority Noteholders) shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture, any other Basic Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture, any other Basic Document or by law.

         (c) [Reserved].

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and the whole amount then due to the Administrative Agent or any Noteholder by the Issuer under the Basic Documents and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Administrative Agent and the Noteholders allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders and the Administrative Agent in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the Administrative Agent and of the Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, the Administrative Agent or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by the Noteholders and the Administrative Agent to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders or the Administrative Agent, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of the Noteholders or the Administrative Agent any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of the Noteholders or the Administrative Agent or to authorize the Trustee to vote in respect of the claim of the Noteholders or the Administrative Agent in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         (f) All rights of action and of asserting claims under this Indenture, any other Basic Document or under the Notes, may be enforced by the Trustee without the possession of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the benefit of the Noteholders and the Administrative Agent.

         (g) In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or any other Basic Document), the Trustee shall be held to represent the Administrative Agent and the Noteholders, and it shall not be necessary to make the Administrative Agent or the Noteholders a party to any such proceedings. Notwithstanding the foregoing, nothing contained in this Indenture shall be deemed to prohibit the Administrative Agent from representing itself in any such action or proceeding.

         SECTION 5.4 REMEDIES. If an Event of Default shall have occurred and be continuing, the Administrative Agent (acting upon the written direction of the Majority Noteholders) may do one or more of the following (subject to Section 5.5):

         (a) institute or direct the Trustee to institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable by the Issuer under any Basic Document, on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon the Notes moneys adjudged due;

         (b) institute or direct the Trustee to institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

         (c) exercise or direct the Trustee to exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Issuer Secured Parties; and

         (d) sell or direct the Trustee to sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales (including, without limitation, the sale of the Collateral in connection with a securitization thereof) called and conducted in any manner permitted by law.

         SECTION 5.5 OPTIONAL PRESERVATION OF THE TRUST ESTATE. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, elect to maintain possession of the Trust Estate with the prior written consent of the Administrative Agent (acting upon the written direction of the Majority Noteholders). It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         SECTION 5.6 DEFICIENCY. The Issuer shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay in full all Issuer Secured Obligations, including, without limitation, the reasonable fees and disbursements of any attorneys employed by the Administrative Agent, the Trustee or the Noteholders to collect such deficiency.

         SECTION 5.7 PRIORITIES.

         (a) Following the occurrence of an Event of Default that has resulted in an acceleration of the Notes pursuant to Section 5.2 hereof, if the Trustee collects any money or property pursuant to Article V of this Indenture, it shall pay out such money or property in the following order of priority, subject to
Section 8.3(a) hereof:

                  (i) FIRST: to the Trustee for amounts due under Section 6.7;

                  (ii) SECOND: to the Administrative Agent for amounts due under the Basic Documents;

                  (iii) THIRD: to the Note Purchaser, any amounts then due and owing to the Note Purchaser under the Basic Documents;

                  (iv) FOURTH: to the Class A-1 Noteholders and the Class A-2 Noteholders on a PARI PASSU basis for amounts due and unpaid on the Class A-1 Notes and the Class A-2 Notes, respectively, in respect of interest (including any premium), according to the amounts due and payable on the Class A-1 Notes and the Class A-2 Notes, as applicable, in respect of interest (including any premium);

                  (v) FIFTH: to the Class A-1 Noteholders for amounts due and unpaid on the Class A-1 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes in respect of principal (inclusive of any Prepayment Fees), until the outstanding principal amount of the Class A-1 Notes is reduced to zero;

                  (vi) SIXTH: to the Class A-2 Noteholders for amounts due and unpaid on the Class A-2 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-2 Notes in respect of principal (inclusive of any Prepayment Fees), until the outstanding principal amount of the Class A-2 Notes is reduced to zero;

                  (vii) SEVENTH: any excess amounts remaining after making the payments described in clauses FIRST through SIXTH above, to be applied pursuant to SECTION 8.5 of this Indenture to the extent that any amounts payable thereunder have not been previously paid pursuant to clauses FIRST through SIXTH above.

         (b) The Trustee may fix a record date and Settlement Date for any payment to the Administrative Agent and the Noteholders pursuant to this Section. At least 15 days before such record date the Trustee shall mail to the Issuer, the Administrative Agent and each Noteholder a notice that states such record date, the Settlement Date and the amount to be paid.

         SECTION 5.8 LIMITATION OF SUITS. Unless the Notes shall be held by the Administrative Agent or an Affiliate thereof, no Holder of a Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (a) the Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (b) the Majority Noteholders have made a written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as Trustee hereunder;

         (c) the Majority Noteholders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request; and

         (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

it being understood and intended that no Holder of a Note shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of the Notes or to obtain or to seek to obtain priority or preference over any other Holder or to enforce any right under this Indenture, except in the manner herein provided and it being understood that if a Note is held by the Administrative Agent or an Affiliate thereof, the Holder may directly institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy.

         SECTION 5.9 UNCONDITIONAL RIGHTS OF THE NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions of this Indenture,
(i) each Noteholder shall have the right, which is absolute and unconditional, to receive payments of principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture, (ii) the Administrative Agent shall have the right, which is absolute and unconditional, to receive payment of all amounts owed to it by the Issuer under the Basic Documents when the same shall become due, and, in each case, to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of the Administrative Agent or the Majority Noteholders, as applicable.

         SECTION 5.10 RESTORATION OF RIGHTS AND REMEDIES. If the Administrative Agent or a Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee, the Administrative Agent or to such Noteholder, then and in every such case the Issuer, the Trustee, the Administrative Agent and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Administrative Agent and the Noteholder shall continue as though no such proceeding had been instituted.

         SECTION 5.11 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Administrative Agent or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.12 DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Administrative Agent or the Noteholders to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee, the Administrative Agent or the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Administrative Agent or the Noteholders, as the case may be.

         SECTION 5.13 [RESERVED].

         SECTION 5.14 WAIVER OF PAST DEFAULTS.

         (a) Prior to the declaration of the acceleration of the maturity of the Notes as provided in SECTION 5.2, the Administrative Agent (acting upon the direction of the Majority Noteholders) may waive any past Default or Event of Default and its consequences except a Default or Event of Default (i) in payment of principal of or interest on the Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Administrative Agent and all of the Noteholders. In the case of any such waiver, the Issuer, the Trustee, the Administrative Agent and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         (b) Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.15 UNDERTAKING FOR COSTS. Each of the Issuer, the Trustee and the Administrative Agent agrees, and each Noteholder by its acceptance of a Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by the Administrative Agent or Noteholders holding in the aggregate more than 10% of Percentage Interests of any class of Notes or (c) any suit instituted by the Noteholders for the enforcement of the payment of principal of or interest on the Notes on or after the respective due dates expressed in the Notes and in this Indenture.

         SECTION 5.16 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power and any right of the Issuer to take such action shall be suspended.

         SECTION 5.17 SALE OF TRUST ESTATE.

         (a) To the extent permitted by applicable law, the Trustee shall not in any private sale sell to a third party the Trust Estate, or any portion thereof unless,

                  (i) the Administrative Agent (acting at the direction of the Majority Noteholders) consents to or direct the Trustee in writing to make such sale; or

                  (ii) the proceeds of such sale would be not less than the sum of (x) all amounts due on the entire unpaid principal amount of the Notes and interest due or to become due thereon in accordance with
         Section 5.7 hereof on the Settlement Date next succeeding the date of such sale and (y) all amounts due the Administrative Agent, the Trustee and the Noteholders from the Issuer under the Basic Documents.

         (b) For any public sale of the Trust Estate, the Trustee shall have provided the Administrative Agent and the Noteholders with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale.

         (c) In connection with a sale of all or any portion of the Trust
Estate:

                  (i) the Administrative Agent or the Noteholders may bid for and purchase the property offered for sale, and may hold, retain, possess and dispose of such property, without further accountability, and (x) the Noteholders may, in paying the purchase money therefor, deliver in lieu of cash any Outstanding Note or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Note so delivered shall be cancelled and extinguished except that, in case the amounts so payable thereon shall be less than the amount due thereon, such Notes shall be returned to the Noteholders after being appropriately stamped to show such partial payment and (y) the Administrative Agent may, in paying the purchase money therefor, set-off against any amount owed to it by the Issuer under the Basic Documents;

                  (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof; and

                  (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale.

         (d) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.

                                   ARTICLE VI
                                   THE TRUSTEE
                                   -----------

         SECTION 6.1 DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and the other Basic Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and each of the other Basic Documents to which it is a party and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section; and

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

         (d) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

         (e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture.

         (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         (h) The Trustee shall permit any representative of the Administrative Agent or the Noteholders, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Notes and the transactions contemplated by the Basic Documents, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to the Notes and the Administrative Agent, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Notes and the Administrative Agent.

         (i) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the other Basic Documents.

         SECTION 6.2 RIGHTS OF TRUSTEE. Subject to Sections 6.1 and this Section 6.2, the Trustee shall be protected and shall incur no liability to the Issuer, the Administrative Agent or the Noteholders in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trustee to be genuine and to have been duly executed by the appropriate signatory, and, except to the extent the Trustee has actual knowledge to the contrary or as required pursuant to Section 6.1 the Trustee shall not be required to make any independent investigation with respect thereto.

         (a) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate. Subject to SECTION 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate.

         (b) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (c) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (d) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (e) The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of the Administrative Agent or the Noteholders, pursuant to the provisions of this Indenture, unless the Administrative Agent and/or the Noteholders, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture in accordance with
Section 6.1.

         (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Administrative Agent or the Majority Noteholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

         SECTION 6.3 INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of a Note and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Section 6.11.

         SECTION 6.4 TRUSTEE'S DISCLAIMER. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

         SECTION 6.5 NOTICE OF DEFAULTS. If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Trustee, the Trustee shall mail to the Administrative Agent and each Noteholder a notice of the Event of Default within three (3) Business Days after such knowledge or notice occurs.

         SECTION 6.6 REPORTS BY TRUSTEE TO THE NOTEHOLDERS. The Trustee shall on behalf of the Issuer deliver to the Noteholders and the Administrative Agent such information in its possession and which is requested by the Issuer as may be reasonably required to enable the Noteholders and the Administrative Agent to prepare their respective Federal and State income tax returns.

         SECTION 6.7 COMPENSATION AND INDEMNITY.

         (a) The Trustee shall be entitled to compensation for its services hereunder, which shall be payable pursuant to SECTION 8.5 hereof. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee, pursuant and subject to
SECTION 8.5 hereof, for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause CPS to indemnify the Trustee against any and all loss, liability or expense incurred by the Trustee without willful misfeasance, negligence or bad faith on its part arising out of or in connection with the acceptance or the administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection therewith. The Trustee shall notify the Issuer and CPS promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer and CPS shall not relieve the Issuer of its obligations hereunder. The Trustee may have separate counsel and the Issuer shall or shall cause CPS to pay the reasonable fees and expenses of such counsel. Neither the Issuer nor CPS need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

         (b) The Issuer's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in SECTION 5.1(f), (g) or
(h) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the other Basic Documents, the recourse of the Trustee hereunder and under the other Basic Documents specifically shall not be recourse to the assets of the Noteholders or the Administrative Agent.

         SECTION 6.8 REPLACEMENT OF TRUSTEE.

         (a) The Issuer may, with the consent of the Administrative Agent and the Majority Noteholders, and at the request of the Administrative Agent (acting upon the written direction of the Majority Noteholders) shall, remove the Trustee if:

                  (i) the Trustee fails to comply with SECTION 6.11 or the Trustee fails to perform any other material covenant or agreement of the Trustee set forth in the Basic Documents to which the Trustee is a party and such failure continues for 45 days after written notice of such failure from the Administrative Agent or a Noteholder;

                  (ii) an Insolvency Event with respect to the Trustee occurs;
         or

                  (iii) the Trustee otherwise becomes incapable of acting.

         (b) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee acceptable to the Administrative Agent and the Majority Noteholders. If the Issuer fails to appoint such a successor Trustee, the Administrative Agent and the Majority Noteholders may appoint a successor Trustee.

         (c) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Administrative Agent, the Noteholders and the Issuer, whereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

         (d) If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer, the Administrative Agent or the Majority Noteholders may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (e) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to SECTION 6.8.

         (f) Notwithstanding the replacement of the Trustee pursuant to this Section, the obligations of the Issuer and CPS under SECTION 6.7 shall continue for the benefit of the retiring Trustee.

         SECTION 6.9 SUCCESSOR TRUSTEE BY MERGER.

         (a) If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee. The Trustee shall provide the Noteholders and the Administrative Agent prior written notice of any such transaction.

         (b) In case at the time such successor or successors to the Trustee by merger, conversion or consolidation shall succeed to the trusts created by this Indenture the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver the Notes so authenticated; and in case at that time the Notes shall not have been authenticated, any successor to the Trustee may authenticate the Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

         SECTION 6.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee with the consent of the Administrative Agent and the Majority Noteholders shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Administrative Agent, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to the Administrative Agent or the Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this ARTICLE VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall invest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.11 ELIGIBILITY: DISQUALIFICATION. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and subject to supervision or examination by federal or state authorities; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by Standard & Poor's or Moody's. The Trustee shall provide copies of such reports to the Administrative Agent and the Noteholders upon request.

         SECTION 6.12 [RESERVED].

         SECTION 6.13 APPOINTMENT AND POWERS. Subject to the terms and conditions hereof, the initial Noteholder and the Administrative Agent hereby appoint Wells Fargo Bank, National Association as the Trustee with respect to the Collateral, and Wells Fargo Bank, National Association hereby accepts such appointment and agrees to act as Trustee with respect to the Collateral for the benefit of the Noteholders and the Administrative Agent, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Trustee in accordance with the provisions of this Indenture and the other Basic Documents. Each Noteholder, by its acceptance of a Note, hereby authorizes the Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as such Noteholder may direct and as are specifically authorized to be exercised by the Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Trustee shall act upon and in compliance with the written instructions of the Administrative Agent or the Majority Noteholders delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Trustee of its express duties hereunder, except where this Indenture provides that the Trustee is permitted to act only following and in accordance with such instructions.

         SECTION 6.14 PERFORMANCE OF DUTIES. The Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Trustee is a party or as directed by the Noteholders or the Administrative Agent in accordance with this Indenture. The Trustee shall not be required to take any discretionary actions hereunder except at the written direction of the Administrative Agent or the Majority Noteholders. The Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Basic Documents.

         SECTION 6.15 LIMITATION ON LIABILITY. Neither the Trustee nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith hereunder, or in connection herewith, except that the Trustee shall be liable for its negligence, bad faith or willful misconduct. Notwithstanding any term or provision of this Indenture, the Trustee shall incur no liability to the Issuer, the Administrative Agent or the Noteholders for any action taken or omitted by the Trustee in connection with the Collateral, except for the negligence, bad faith or willful misconduct on the part of the Trustee, and, further, shall incur no liability to the Administrative Agent or the Noteholders except for negligence, bad faith or willful misconduct in carrying out its duties to the Administrative Agent and the Noteholders. The Trustee shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic Documents. The Trustee may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel. The Trustee shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or to follow any direction from the Administrative Agent or the Noteholders unless it shall have received reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it.

         SECTION 6.16 [RESERVED].

         SECTION 6.17 SUCCESSOR TRUSTEE.

         (a) MERGER. Any Person into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Trustee is a party, shall (provided it is otherwise qualified to serve as the Trustee hereunder) be and become a successor Trustee hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, descriptions, immunities, privileges and other matters and have all of the obligations as its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Trustee for the benefit of the Administrative Agent and the Noteholders in the Collateral; provided that any such successor shall also be the successor Trustee under SECTION 6.9.

         (b) REMOVAL. The Trustee may be removed by the Administrative Agent and the Majority Noteholders at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Trustee and the Issuer. A temporary successor may be removed at any time to allow a successor Trustee to be appointed pursuant to subsection (c) below. Any removal pursuant to the provisions of this subsection (b) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Trustee and the acceptance in writing by such successor Trustee of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, and (ii) receipt by the Administrative Agent and the Noteholders of an Opinion of Counsel to the effect described in Section 3.6.

         (c) ACCEPTANCE BY SUCCESSOR. The Majority Noteholders and the Administrative Agent shall have the sole right to appoint each successor Trustee. Every temporary or permanent successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Trustee, the Administrative Agent, the Noteholders and the Issuer an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Trustee, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of the Majority Noteholders and the Administrative Agent or the Issuer, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Issuer or the Administrative Agent and the Majority Noteholders is reasonably required by a successor Trustee to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Trustee, any and all such written instruments shall at the request of the temporary or permanent successor Trustee, be forthwith executed, acknowledged and delivered by the Trustee or the Issuer, as the case may be. The designation of any successor Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Trustee in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Trustee or to protect or continue the perfection of the security interests granted hereunder.

         SECTION 6.18 [RESERVED].

         SECTION 6.19 REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE. The Trustee represents and warrants to the Issuer, the Administrative Agent and the Majority Noteholders as follows:

         (a) The Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

         (b) The Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Trustee hereunder.

         (c) The execution and delivery by the Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trustee, or the performance by the Trustee, of this Indenture and such other Basic Documents.

         (d) The Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         (e) The Trustee is in possession of the Pledged Residual Certificates set forth in SCHEDULE II hereto.

         SECTION 6.20 WAIVER OF SETOFFS. The Trustee hereby expressly waives any and all rights of setoff that the Trustee may otherwise at any time have under applicable law with respect to the Collection Account and agrees that amounts in the Collection Account shall at all times be held and applied solely in accordance with the provisions hereof.

         SECTION 6.21 CONTROL BY THE MAJORITY NOTEHOLDERS. The Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Majority Noteholders, except that if any Event of Default shall have occurred and be continuing, the Trustee shall act upon and comply with notices and instructions given by the Majority Noteholders alone in the place and stead of the Issuer.

                                   ARTICLE VII
                                   [RESERVED]
                                   ----------

                                  ARTICLE VIII
                COLLECTION OF MONEY AND RELEASES OF TRUST ESTATE
                ------------------------------------------------

         SECTION 8.1 COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture and the other Basic Documents. The Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture and the other Basic Documents, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in
Article V.

         SECTION 8.2 ESTABLISHMENT OF COLLECTION ACCOUNT.

         (a) On or prior to the Initial Closing Date, the Trustee established an account denominated "Collection Account - Folio Funding II, LLC, Wells Fargo Bank, National Association, as Trustee for the benefit of the Issuer Secured Parties" (the "COLLECTION ACCOUNT").

         (b) The Collection Account shall be an Eligible Account and shall relate solely to the Notes and, if applicable, the related Eligible Investments. The location and account number of the Collection Account as of the Effective Date is at the Corporate Trust Office, account number 22409000. The Trustee shall give the Issuer at least five Business Days' written notice of any change in the location of the Collection Account and any related account identification information. All amounts, financial assets and investment property held in, deposited in or credited to, from time to time, the Collection Account shall be part of the Trust Estate and shall be invested by the Trustee in Eligible Investments pursuant to Section 8.3(b). In addition, the Trustee shall not in any way be held liable by reason of any insufficiency in the Collection Account held by or on behalf of the Trustee resulting from any investment loss on any Eligible Investments.

         SECTION 8.3 COLLECTION ACCOUNT.

         (a) The Trustee has deposited or caused to be deposited, and agrees to deposit, or cause to be deposited all distributions received with respect to the Collateral from and after the Initial Closing Date into the Collection Account. On the Business Day immediately prior to each Settlement Date, the Trustee shall inform the Administrative Agent of the amount on deposit in the Collection Account after all distributions in respect of the Pledged Residual Interest Certificates have been deposited therein. Any withdrawal or distribution of any amount on deposit in the Collection Account by the Trustee, including without limitation, any withdrawal or distribution to be made on any Settlement Date in accordance with the related Settlement Date Statement, in each case, shall only be made with the Administrative Agent's prior written approval (such prior written approval of the Administrative Agent not to be unreasonably withheld and may be in the form of an email to the Trustee from the Administrative Agent).

         (b) All funds in the Collection Account shall be invested by the Trustee (if the Trustee maintains the Collection Account), or on behalf of the Trustee by the depository institution maintaining such account, in Eligible Investments only upon the written direction from the Issuer, as described below. Subject to the limitations set forth herein, the Issuer may direct the depository institution maintaining the Collection Account in writing (with a copy of such direction to the Trustee, if the Trustee is not the applicable depository institution) to invest funds in the Collection Account in Eligible Investments. All such investments shall be in the name of the Trustee for the benefit of the Noteholders. All income or other gain from investment of monies deposited in or credited to the Collection Account shall be included in the Available Funds and distributed in accordance with Section 8.5 on each Settlement Date. The maximum permissible maturities of any investments of funds in the Collection Account on any date shall not be later than the Business Day immediately preceding the Settlement Date next succeeding the date of such investment. No investment in Eligible Investments may be sold prior to its maturity. In the absence of written direction as provided above, the Trustee shall, to the fullest extent practicable, invest and reinvest funds held in the Collection Account in one or more Eligible Investments described in clause (f) of the definition thereof.

         SECTION 8.4 [RESERVED]

         SECTION 8.5 DISTRIBUTIONS. On each Settlement Date, subject to Section
5.7 and Section 8.3(a) hereof, based solely on the Settlement Date Statement upon which the Trustee may conclusively rely, the Trustee shall distribute the Available Funds on such Settlement Date in the following amounts and order of priority:

                  (i) to the Trustee, the Trustee Fees payable thereto, and reasonable out-of-pocket expenses thereof (including counsel fees and expenses) up to a maximum of $50,000 per annum for such Trustee Fees and expenses, and all unpaid Trustee Fees and unpaid reasonable out-of-pocket expenses (including counsel fees and expenses), but subject to the $50,000 per annum cap, from prior Settlement Dates;

                  (ii) to the Administrative Agent, the Administrative Agent Fees payable thereto, and reasonable out-of-pocket expenses thereof (including counsel fees and expenses) and all unpaid Administrative Agent Fees and unpaid reasonable out-of-pocket expenses (including counsel fees and expenses) from prior Settlement Dates;

                  (iii) to the Note Purchaser, any amounts then due and owing to the Note Purchaser under the Basic Documents;

                  (iv) on a PRO RATA basis in accordance with amounts owed, (x) to the Class A-1 Noteholders, the Class A-1 Noteholders' Interest Distributable Amount and (y) to the Class A-2 Noteholders, the Class A-2 Noteholders' Interest Distributable Amount;

                  (v) to the Class A-1 Noteholders, the Class A-1 Noteholders' Principal Distributable Amount and any Prepayment Fees then due and owing to the Class A-1 Noteholders;

                  (vi) to the Class A-2 Noteholders, the Class A-2 Noteholders' Principal Distributable Amount and any Prepayment Fees then due and owing to the Class A-2 Noteholders;

                  (vii) to the Trustee, any amounts owed pursuant to the Basic Documents, to the extent not previously paid; and

                  (viii) so long as no Event of Default has occurred, to the Issuer, any remaining amounts.

         SECTION 8.6 STATEMENTS TO NOTEHOLDERS. On each Settlement Date, the Trustee shall make available electronically to each Noteholder of record as of the related Record Date the Settlement Date Statement prepared by CPS pursuant to Section 3.9.

         The Trustee may make the Settlement Date Statement and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Collateral as the Trustee may have in its possession, available to the Noteholders via the Trustee's Internet website, but only with the use of a password provided by the Trustee; PROVIDED, HOWEVER, the Trustee shall have no obligation to provide such information described in this Section 8.6 until it has received the requisite information from CPS. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

         The Trustee's Internet website shall be initially located at "www.CTSLink.com" or at such other address as shall be specified by the Trustee from time to time in writing to the Noteholders and the Issuer. In connection with providing access to the Trustee's Internet website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with this Indenture.

         SECTION 8.7 RELEASE OF TRUST ESTATE.

         (a) Subject to the payment of its fees and expenses pursuant to SECTION 6.7, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this ARTICLE VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) The Trustee shall, at such time as there are no Notes outstanding, all sums due and owing to the Administrative Agent and the Noteholders under any of the Basic Documents have been paid in full, and all sums due the Trustee pursuant to SECTION 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes and the other Issuer Secured Obligations from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Collection Account. The Trustee shall release property from the lien of this Indenture pursuant to this
SECTION 8.7(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate meeting the applicable requirements of SECTION 11.1, a copy of each of which shall be delivered to the Administrative Agent and the Noteholders.

         SECTION 8.8 OPINION OF COUNSEL. The Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to
Section 8.7(a), accompanied by copies of any instruments involved, and the Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely affect the security for the Notes or the rights of the Administrative Agent and/or the Noteholders in contravention of the provisions of this Indenture or any of the other Basic Documents; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES
                             -----------------------

         SECTION 9.1 SUPPLEMENTAL INDENTURES WITH THE CONSENT OF THE ADMINISTRATIVE AGENT AND THE MAJORITY NOTEHOLDERS.

         (a) The Issuer, the Administrative Agent and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any purpose, but only with the prior written consent of the Majority Noteholders.

         (b) Unless otherwise specified by the Administrative Agent or the Majority Noteholders, it shall be necessary for any Act of the Majority Noteholders under this Section to approve the form and substance of any proposed supplemental indenture.

         (c) Promptly after the execution by the Issuer, the Administrative Agent and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to each Noteholder a copy of such supplemental indenture. Any failure of the Trustee to mail such copy shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.2 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.3 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer, the Administrative Agent and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                                    ARTICLE X
                        REPAYMENT AND PREPAYMENT OF NOTES
                        ---------------------------------

         SECTION 10.1 REPAYMENT OF THE NOTES; OPTIONAL PREPAYMENT OF THE NOTES. The outstanding principal balance of the Notes and all accrued and unpaid interest thereon shall be payable in full by the Facility Termination Date and otherwise as provided in Section 3.1, Section 8.5, and if applicable, Section 5.7, and the form of Notes attached as Exhibits A-1 and A-2. The Issuer may, at its option, prepay the Class A-1 Invested Amount and/or the Class A-2 Invested Amount, in whole or in part, at any time on any Business Day (such day the "PREPAYMENT DATE") in accordance with this Section 10.1 and Section 10.2; provided that in connection with a prepayment of the Notes, other than in connection with a prepayment of the Notes pursuant to Section 3.07 of the Note Purchase Agreement, no such prepayment may occur unless and until all amounts due and payable in respect of clauses (i) through (vii) of Section 8.5 have been paid in full irrespective of whether Available Funds are sufficient for this purpose. Simultaneous with any such prepayment, the Issuer shall pay all accrued and unpaid interest on the applicable Invested Amount to be prepaid and all other amounts then due and owing under the Basic Documents. Any prepayment in whole or in part of the Notes prior to the date which is 45 days prior to the Class A-2 Facility Termination Date shall be subject to the payment of a Prepayment Fee pursuant to Section 3.02(b) of the Note Purchase Agreement. For the avoidance of doubt, no Collateral shall be released from the lien of the Indenture until satisfaction and discharge of this Indenture in accordance with
Article IV hereof. Any principal amounts paid in respect of the Notes may not be re-borrowed.

         SECTION 10.2 NOTICE OF PREPAYMENT. Other than in connection with a prepayment of the Notes pursuant to Section 3.07 of the Note Purchase Agreement, notice of any prepayment of the Notes shall be given, upon the direction of the Issuer, by the Trustee by facsimile transmission, courier or first class mail, postage prepaid, mailed, faxed or couriered not less than five (5) days prior to the related Prepayment Date, to the Administrative Agent and each Noteholder. All notices of prepayment shall state (i) the Prepayment Date, (ii) the applicable Invested Amount to be prepaid, (iii) the estimated accrued and unpaid interest on the applicable Invested Amount to be prepaid and (iv) any other amounts due and owing to the Administrative Agent under the Basic Documents. Failure to give notice of prepayment, or any defect therein, to a Noteholder or the Administrative Agent shall not impair or affect the validity of such prepayment.

         SECTION 10.3 GENERAL PROCEDURES. The applicable Invested Amount of a class of Notes and amounts due to the Noteholders or the Administrative Agent by the Issuer under the Basic Documents shall not be considered reduced by any allocation, setting aside or distribution of any portion of the Available Funds unless such Available Funds shall have been actually paid to the related Noteholders or the Administrative Agent, as applicable. The applicable Invested Amount of a class of Notes and amounts due to the Noteholders or the Administrative Agent by the Issuer under the Basic Documents shall not be considered repaid by any distribution of any portion of the Available Funds if at any time such distribution is rescinded or must otherwise be returned for any reason, in which event, if such amount has been returned by the related Noteholders or the Administrative Agent, as applicable, such principal, interest and/or other amount shall be reinstated in an amount equal to the amount returned by the related Noteholders or the Administrative Agent, as applicable. No provision of this Indenture shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

                                   ARTICLE XI
                                  MISCELLANEOUS
                                  -------------

         SECTION 11.1 COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

         (a) Except as set forth herein, upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee, with a copy of each to the Administrative Agent and the Noteholders, (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

         (b) Other than with respect to Dollars, prior to the deposit of any Collateral or other property or securities with the Trustee that is to be made subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in SECTION 11.1(a) or elsewhere in this Indenture, furnish to the Trustee, with a copy thereof to the Administrative Agent and the Noteholders, an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (on the date of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

         (c) Notwithstanding Section 2.10 or any provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Collateral as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Collection Account as and to the extent permitted or required by the Basic Documents.

         SECTION 11.2 FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller, the Purchaser or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller, the Purchaser or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         (d) Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3 ACTS OF THE NOTEHOLDERS OR THE ADMINISTRATIVE AGENT.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a Noteholder or the Administrative Agent may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholder or the Administrative Agent in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Noteholders or the Administrative Agent signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

         (c) The ownership of the Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by a Holder of a Note shall bind each Holder of such Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.4 NOTICES, ETC., TO TRUSTEE, ISSUER, THE ADMINISTRATIVE AGENT AND NOTEHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or Act of the Noteholders or the Administrative Agent or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

         (a) the Trustee by the Administrative Agent, the Noteholders or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt of the Trustee at its Corporate Trust Office or in the case of email, notice shall be deemed to have been duly given when transmitted by email (evidenced by telephonic or written confirmation of receipt of such email);

         (b) the Issuer by the Trustee or by the Administrative Agent or the Noteholders shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested or via email and in the case of personal delivery or overnight courier only, shall be deemed to have been duly given upon receipt by the Issuer or in the case of email, notice shall be deemed to have been duly given when transmitted by email (evidenced by telephonic or written confirmation of receipt of such email), c/o Consumer Portfolio Services, Inc. 16355 Laguna Canyon Road, Irvine, California 92618 Attention: Mark Creatura, Esq. Confirmation: (888) 785-6691, email: mcreatura@consumerportfolio.com or at such other address previously furnished in writing to the Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders or the Administrative Agent to the Trustee; or

         (c) the Administrative Agent shall be sufficient for any purpose hereunder if in writing and delivered by overnight courier or mailed certified mail, return receipt requested, or personally delivered or, in the case of email, notice shall be deemed to have been duly given when transmitted by email (evidenced by telephonic or written confirmation of receipt of such email) to the recipient as follows (or such other address previously furnished in writing to the Trustee):

                  To the Administrative Agent:

                  Citigroup Financial Products Inc.
                  390 Greenwich Street
                  New York New York 10013
                  Attention:  Ari Rosenberg, Managing Director
                  email: ari.rosenberg@citi.com
                  Telephone No.: 212-723-1041

                  Attention:  Marc Daly, Vice President
                  Telecopier No.: 212-723-8591
                  Telephone No.: 212-723-4571

                  with a copy to:

                  Citigroup Global Securitized Products
                  450 Mamaroneck Avenue
                  Harrison, NY 10528
                  Attention: Robert Kohl, Senior Vice President
                  email:
                  Telephone No.: 914-899-7142
                  Attention: John Koterbay, Vice President
                  email:
                  Telephone No.: 914-899-7155

         (d) the Noteholders shall be sufficient for any purpose hereunder if in writing and delivered by overnight courier or mailed certified mail, return receipt requested, or personally delivered or telexed or telecopied to the recipient's contact information reflected in the Note Register.

         (e) The Administrative Agent may deliver to the Noteholders any notices, reports, statements, certificates or any other documentation delivered to the Administrative Agent hereunder or under any Basic Document, but is under no obligation to so deliver such documentation and shall not be liable for the content thereof.

         SECTION 11.5 WAIVER. Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice with respect to itself only, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Administrative Agent or a Noteholder shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver. In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Administrative Agent or a Noteholder when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 11.6 ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or the Notes to the contrary, the Issuer may enter into any agreement with a Holder of a Note or the Administrative Agent providing for a method of payment, or notice by the Trustee or the Note Paying Agent to such Holder or the Administrative Agent, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.7 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.8 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Note by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors. The Issuer may not assign any of its rights or obligations hereunder, under the Notes or under any other Basic Document without the prior written consent of the Administrative Agent and the Majority Noteholders. Each Noteholder may assign, participate or otherwise transfer to any Affiliate of such Noteholder or any other Person all or any of its rights or obligations under its Note, this Indenture and the other Basic Documents. The Issuer agrees to cooperate with each Noteholder in connection with any such assignment or transfer, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Indenture and the other Basic Documents in order to give effect to such assignment or transfer.

         SECTION 11.9 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Administrative Agent (which shall be a third-party beneficiary of this Indenture) and its successors and assigns, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.10 SEVERABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.11 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes, this Indenture or any other Basic Document) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.12 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.13 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Any signature page to this Indenture containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

         SECTION 11.14 RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders, the Administrative Agent or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

         SECTION 11.15 ISSUER OBLIGATION. The obligations of the Issuer under this Indenture and the other Basic Documents shall be full recourse obligations of the Issuer. Notwithstanding the foregoing, except as provided for in the Guaranty, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes, under this Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Issuer or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Nothing contained in this Section shall limit or be deemed to limit any obligations of the Issuer, the Purchaser or the Seller hereunder or under any other Basic Document, as applicable, which obligations are full recourse obligations of the Issuer, the Purchaser and the Seller.

         SECTION 11.16 NO PETITION. The Trustee, by entering into this Indenture, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

         SECTION 11.17 BOOKS AND RECORDS; INSPECTION; OTHER INFORMATION.

         (a) The Issuer shall maintain accurate and complete books and records with respect to the Collateral and the Issuer's business. All accounting books and records shall be maintained in accordance with GAAP.

         (b) The Issuer shall, and shall cause each of its Affiliates to, permit any representative of the Administrative Agent, a Noteholder or the Trustee to visit and inspect any of the properties of the Issuer and such Affiliates to examine the books and records of the Issuer and such Affiliates, as applicable, and to make copies and take extracts therefrom, and to discuss the business, operations, properties, condition (financial or otherwise) or prospects of the Issuer and each such Affiliate, as applicable, or any of the Collateral with the officers and independent public accountants thereof and as often as the Administrative Agent, a Noteholder or the Trustee may reasonably request, and so long as no Default or Event of Default shall have occurred and be continuing, all at such reasonable times during normal business hours upon reasonable notice; provided that, after a Default or Event of Default shall have occurred and be continuing, the Administrative Agent, a Noteholder or the Trustee shall make such inspections, examine such documents and conduct such discussions at such times as it may determine in its sole discretion.

         (c) The Issuer shall promptly provide to the Administrative Agent all information regarding the Collateral, its operations and practices as the Administrative Agent shall reasonably request.

         (d) The Issuer shall furnish or cause to be furnished to the Administrative Agent, as soon as publicly available, copies of (w) any and all Relevant Reports that CPS or the Issuer sends to its respective shareholders or members, (x) all reports, correspondence and other information provided by CPS to its unsecured noteholders, (y) copies of all (if any) regular, periodic and special reports, and all registration statements publicly filed by CPS or any Affiliate of CPS with the Securities and Exchange Commission or any Governmental Authority that supervises the issuance of securities by CPS, the Issuer or any other Affiliate of CPS, and (z) any press releases concerning CPS or the Issuer.

         SECTION 11.18 ENTIRE AGREEMENT. This Indenture, together with the other Basic Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

         SECTION 11.19 EFFECTIVENESS. This Agreement shall be effective as of the Effective Date upon (i) the execution and delivery by the Issuer, the Trustee and the Administrative Agent, (ii) receipt of the written consent of the Administrative Agent and the Majority Noteholders and (iii) the satisfaction of all conditions precedent set forth in Article VI of the Note Purchase Agreement.

         SECTION 11.20 SPECIFIC PERFORMANCE. The Issuer expressly agrees that any breach or threatened breach of any duty, covenant, undertaking, indemnity, agreement or obligation hereunder or under any other Basic Document will cause irreparable harm to the Noteholder, the Note Purchaser and the Administrative Agent and the Noteholder, the Note Purchaser and the Administrative Agent shall be entitled, in addition to any other rights or remedies provided hereunder, thereunder or otherwise by law or in equity, to injunctive relief, any application for which the Issuer shall not oppose.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Issuer, the Administrative Agent and the Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                     FOLIO FUNDING II, LLC, as Issuer


                                     By:      __________________________________
                                     Name:    __________________________________
                                     Title:   __________________________________

                                     CITIGROUP FINANCIAL PRODUCTS INC.,
                                     as Administrative Agent


                                     By:      __________________________________
                                     Name:    __________________________________
                                     Title:   __________________________________

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     as Trustee


                                     By:      __________________________________
                                     Name:    __________________________________
                                     Title:   __________________________________

Consented and agreed to solely for purposes of Section 9.1 of the Original
Indenture:

CITIGROUP FINANCIAL PRODUCTS, INC.,
as Administrative Agent

By: ________________________________
Name:
Title:

CITIGROUP FINANCIAL PRODUCTS, INC.,
as the Majority Noteholder

By: ________________________________
Name:
Title:

                                                                     EXHIBIT A-1

                    AMENDED AND RESTATED CLASS A-1 TERM NOTE

REGISTERED                                                           $10,000,000

No. A-1                                                Percentage Interest:___ %

                       SEE REVERSE FOR CERTAIN CONDITIONS


THIS CLASS A-1 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (I) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE) OR AN AFFILIATE OF THE ISSUER (AS CERTIFIED BY THE ISSUER) OR (2) AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) (3) SO LONG AS THIS CLASS A-1 NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A TO A PERSON THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT SUCH PERSON IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT, OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE, OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION: PROVIDED, THAT, IN THE CASE OF CLAUSE (4), THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS CLASS A-1 NOTE.

THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CLASS A-1 NOTE AMENDS AND RESTATES THE CLASS A-1 VARIABLE FUNDING NOTE, DATED AS OF JULY 13, 2007 IN THE ORIGINAL PRINCIPAL AMOUNT OF UP TO $60,000,000.00 ISSUED BY THE ISSUER UNDER THE INDENTURE (THE "ORIGINAL NOTE"), AND IS NOT A NOVATION OF THE ORIGINAL NOTE.

THE CLASS A-1 NOTE REGISTRAR SHALL NOT REGISTER ANY TRANSFER OR EXCHANGE OF THIS CLASS A-1 NOTE TO THE EXTENT THAT UPON SUCH TRANSFER OR EXCHANGE THERE WOULD BE MORE THAN TEN (10) PERSONS REFLECTED ON THE NOTE REGISTER AS CLASS A-1 NOTEHOLDERS.

                              FOLIO FUNDING II, LLC
                               CLASS A-1 TERM NOTE

FOLIO FUNDING II, LLC, a Delaware limited liability company (herein referred to as the "ISSUER"), for value received, hereby promises to pay to [________________] (the "CLASS A-1 NOTEHOLDER"), or its registered assigns, such Class A-1 Noteholder's pro rata portion (based on the Percentage Interest reflected on the face of this Class A-1 Note) of the principal sum of TEN MILLION DOLLARS ($10,000,000.00) or, if less, the Holders pro rata portion (based on the Percentage Interest reflected on the face of this Class A-1 Note) of the aggregate unpaid principal amount outstanding under all of the Class A-1 Notes (whether or not shown on the schedule attached hereto (or such electronic counterpart maintained by the Trustee), which amount shall be payable in the amounts and at the times set forth in Section 2.8(b) of the Indenture (in each case based on the applicable Percentage Interest). The Issuer will pay interest on the Holder's pro rata portion of the Class A-1 Invested Amount at the Class A-1 Note Interest Rate. Such interest shall be due and payable on each Settlement Date until the principal of this Class A-1 Note is paid or made available for payment, to the extent funds will be available from the Collection Account processed from and including the preceding Settlement Date to but excluding each such Settlement Date in respect of (a) an amount equal to interest accrued for the related Interest Period, which will be equal to the sum of the products, for each day during the related Interest Period, of (i) the Class A-1 Note Interest Rate for such date during the Interest Period, (ii) the Class A-1 Invested Amount as of the close of business on such date divided by 360 and (iii) the applicable Percentage Interest, plus (b) an amount equal to a pro rata portion of any accrued and unpaid Class A-1 Noteholders' Interest Carryover Shortfall with respect to prior Interest Periods, with interest on the amount of such Class A-1 Noteholders' Interest Carryover Shortfall at the Class A-1 Note Interest Rate from the first Business Day of the related Interest Period. The Issuer may, at its option, prepay the Class A-1 Invested Amount, in whole or in part, at any time pursuant to Section 10.1 of the Indenture. Following the occurrence of an Event of Default, the Trustee (acting upon the written direction of the Majority Noteholders) may declare the Class A-1 Invested Amount to be immediately due and payable at par, together with accrued interest thereon, in accordance with Section 5.2 of the Indenture. Principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Class A-1 Note does not represent an interest in, or an obligation of CPS or any affiliate of CPS other than the Issuer.

Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Seller and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at:
Wells Fargo Bank, National Association, 6th & Marquette, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, -- Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: [_____________]                FOLIO FUNDING II, LLC

                                     By:      __________________________________
                                     Name:    __________________________________
                                     Title:   __________________________________






                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is the Class A-1 Note issued under the within-mentioned Indenture.

                                      WELLS FARGO BANK, NATIONAL
                                      ASSOCIATION, not in its
                                      individual capacity, but
                                      solely as Trustee

                                      By: ______________________________________
                                      Authorized Signature

                       REVERSE OF THE CLASS A-1 TERM NOTE


This Class A-1 Note is the duly authorized Class A-1 Note of the Issuer, designated as its Class A-1 Term Note (herein called the "CLASS A-1 NOTE"), issued under (i) the Amended and Restated Indenture, dated as of July 10, 2008 (such Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, is herein called the "INDENTURE"), among the Issuer, Citigroup Financial Products, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") and Wells Fargo Bank, National Association, a national banking association, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee, the Administrative Agent and the Class A-1 Noteholders. The Class A-1 Note is subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

"SETTLEMENT DATE" means, the 18th day of each calendar month or, if such 18th day is not a Business Day, the next Business Day.

The Class A-1 Notes are payable in the amounts and at times set forth in Section 2.8(b) of the Indenture. Notwithstanding the foregoing, if a Principal Coverage Ratio Violation has occurred or an Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-1 Note may be paid earlier, as described in the Indenture.

Payments of interest on this Class A-1 Note due and payable on each Settlement Date, together with the installment of principal then due, and any payments of principal made on any Business Day in respect of any prepayments, to the extent not in full payment of this Class A-1 Note, shall be made by wire transfer to the Holder of record of this Class A-1 Note (or any predecessor Class A-1 Note) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Class A-1 Note (or any predecessor Class A-1 Note) effected by any payments made on any date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. Final payment of principal (together with any accrued and unpaid interest) on this Class A-1 Note will be paid to the Class A-1 Noteholders only upon presentation and surrender of this Class A-1 Note at the Corporate Trust Office for cancellation by the Trustee.

The Issuer shall pay interest on overdue installments of interest at the Class A-1 Note Interest Rate (calculated for this purpose using the Class A-1 Default Applicable Margin) to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Notes of authorized Percentage Interest and in the same aggregate Percentage Interest will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The obligations of the Issuer under the Indenture, this Class A-1 Note and the other Basic Documents shall be full recourse obligations of the Issuer. Notwithstanding the foregoing, except as provided for in the Guaranty, the Class A-1 Noteholder, by its acceptance of this Class A-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Class A-1 Notes, under the Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Issuer or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Nothing contained in this Section shall limit or be deemed to limit any obligations of the Issuer, the Purchaser or the Seller hereunder or under any other Basic Document, as applicable, which obligations are full recourse obligations of the Issuer, the Purchaser and the Seller.

Each Class A-1 Noteholder, by its acceptance of this Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A-1 Noteholder will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Class A-1 Note, the Indenture or the Basic Documents.

Prior to the due presentment for registration of transfer of this Class A-1 Note, the Trustee and any agent of the Trustee may treat the Person in whose name the Class A-1 Note (as of the applicable Record Date) is registered as the owner hereof for all purposes, whether or not the Class A-1 Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Issuer and the Class A-1 Noteholders that, for Federal, State and local income and franchise tax purposes, this Class A-1 Note will evidence indebtedness of the Issuer secured by the Collateral. Each Class A-1 Noteholder, by its acceptance of the Class A-1 Note, agrees to treat the Class A-1 Note for Federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

The Indenture permits in certain circumstances, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Administrative Agent and the Class A-1 Noteholders under the Indenture at any time by the Issuer with the prior written consent of the Administrative Agent and the Majority Noteholders. The Indenture also contains provisions permitting the Administrative Agent (acting upon the written direction of the Majority Noteholders) to waive compliance by the Issuer with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Administrative Agent shall be conclusive and binding upon the current Class A-1 Noteholders and all future Class A-1 Noteholders and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note.

The term "ISSUER" as used in this Class A-1 Note includes any successor to the Issuer under the Indenture.

This Class A-1 Note is issuable only in registered form in Percentage Interests as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Issuer to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.



                                         DECREASES

====================================================================================================
                                                       Class A-1
                Unpaid                                    Note
               Principal                                Interest   Interest Period   Notation Made
    Date        Amount        Decrease       Total        Rate     (if applicable)        By
====================================================================================================

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

====================================================================================================

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________
                         (name and address of assignee)

the within Class A-1 Note and all rights thereunder, and hereby irrevocably constitutes and appoints______________________, attorney, to transfer said Class A-1 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________              __________________________________*
                                                    Signature Guaranteed:


_______________________________              ___________________________________




___________
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-2

                    AMENDED AND RESTATED CLASS A-2 TERM NOTE

REGISTERED                                                           $60,000,000

No. A-1                                                Percentage Interest:___ %

                       SEE REVERSE FOR CERTAIN CONDITIONS


THIS CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (I) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE) OR AN AFFILIATE OF THE ISSUER (AS CERTIFIED BY THE ISSUER) OR (2) AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) (3) SO LONG AS THIS CLASS A-2 NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A TO A PERSON THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT SUCH PERSON IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT, OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE, OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, , OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION: PROVIDED, THAT, IN THE CASE OF CLAUSE (4), THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS CLASS A-2 NOTE.

THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CLASS A-2 NOTE AMENDS AND RESTATES THE CLASS A-2 TERM NOTE, DATED AS OF JULY 13, 2007 IN THE ORIGINAL PRINCIPAL AMOUNT OF UP TO $60,000,000.00 ISSUED BY THE ISSUER UNDER THE INDENTURE (THE "ORIGINAL NOTE"), AND IS NOT A NOVATION OF THE ORIGINAL NOTE.

THE CLASS A-2 NOTE REGISTRAR SHALL NOT REGISTER ANY TRANSFER OR EXCHANGE OF THIS CLASS A-2 NOTE TO THE EXTENT THAT UPON SUCH TRANSFER OR EXCHANGE THERE WOULD BE MORE THAN TEN (10) PERSONS REFLECTED ON THE NOTE REGISTER AS CLASS A-2 NOTEHOLDERS.

                              FOLIO FUNDING II, LLC
                               CLASS A-2 TERM NOTE

FOLIO FUNDING II, LLC, a Delaware limited liability company (herein referred to as the "ISSUER"), for value received, hereby promises to pay to [________________] (the "CLASS A-2 NOTEHOLDER"), or its registered assigns, such Class A-2 Noteholder's pro rata portion (based on the Percentage Interest reflected on the face of this Class A-2 Note) of the principal sum of SIXTY MILLION DOLLARS ($60,000,000.00) or, if less, the Holders pro rata portion (based on the Percentage Interest reflected on the face of this Class A-2 Note) of the aggregate unpaid principal amount outstanding under all of the Class A-2 Notes (whether or not shown on the schedule attached hereto (or such electronic counterpart maintained by the Trustee), which amount shall be payable in the amounts and at the times set forth in Section 2.8(b) of the Indenture (in each case based on the applicable Percentage Interest). The Issuer will pay interest on the Holder's pro rata portion of the Class A-2 Invested Amount at the Class A-2 Note Interest Rate. Such interest shall be due and payable on each Settlement Date until the principal of this Class A-2 Note is paid or made available for payment, to the extent funds will be available from the Collection Account processed from and including the preceding Settlement Date to but excluding each such Settlement Date in respect of (a) an amount equal to interest accrued for the related Interest Period, which will be equal to the sum of the products, for each day during the related Interest Period, of (i) the Class A-2 Note Interest Rate for such date during the Interest Period, (ii) the Class A-2 Invested Amount as of the close of business on such date divided by 360 and (iii) the applicable Percentage Interest, plus (b) an amount equal to a pro rata portion of any accrued and unpaid Class A-2 Noteholders' Interest Carryover Shortfall with respect to prior Interest Periods, with interest on the amount of such Class A-2 Noteholders' Interest Carryover Shortfall at the Class A-2 Note Interest Rate from the first Business Day of the related Interest Period. The Issuer may, at its option, prepay the Class A-2 Invested Amount, in whole or in part, at any time pursuant to Section 10.1 of the Indenture. Following the occurrence of an Event of Default, the Trustee (acting upon the written direction of the Majority Noteholders) may declare the Class A-2 Invested Amount to be immediately due and payable at par, together with accrued interest thereon, in accordance with Section 5.2 of the Indenture. Principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Class A-2 Note does not represent an interest in, or an obligation of CPS or any affiliate of CPS other than the Issuer.

Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Seller and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at:
Wells Fargo Bank, National Association, 6th & Marquette, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, -- Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: [_____________]                   FOLIO FUNDING II, LLC

                                        By:      _______________________________
                                        Name:    _______________________________
                                        Title:   _______________________________






                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is the Class A-2 Note issued under the within-mentioned Indenture.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, not in its
                                     individual capacity, but
                                     solely as Trustee

                                     By: _______________________________________
                                     Authorized Signature

                       REVERSE OF THE CLASS A-2 TERM NOTE


This Class A-2 Note is the duly authorized Class A-2 Note of the Issuer, designated as its Class A-2 Term Note (herein called the "CLASS A-2 NOTE"), issued under (i) the Amended and Restated Indenture, dated as of July 10, 2008 (such Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, is herein called the "INDENTURE"), among the Issuer, Citigroup Financial Products, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") and Wells Fargo Bank, National Association, a national banking association, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee, the Administrative Agent and the Class A-2 Noteholders. The Class A-2 Note is subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

"SETTLEMENT DATE" means, the 18th day of each calendar month or, if such 18th day is not a Business Day, the next Business Day.

The Class A-2 Notes are payable in the amounts and at times set forth in Section 2.8(b) of the Indenture. Notwithstanding the foregoing, if a Principal Coverage Ratio Violation has occurred or an Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-2 Note may be paid earlier, as described in the Indenture.

Payments of interest on this Class A-2 Note due and payable on each Settlement Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any prepayments, to the extent not in full payment of this Class A-2 Note, shall be made by wire transfer to the Holder of record of this Class A-2 Note (or any predecessor Class A-2 Note) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Class A-2 Note (or any predecessor Class A-2 Note) effected by any payments made on any date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. Final payment of principal (together with any accrued and unpaid interest) on this Class A-2 Note will be paid to the Class A-2 Noteholders only upon presentation and surrender of this Class A-2 Note at the Corporate Trust Office for cancellation by the Trustee.

The Issuer shall pay interest on overdue installments of interest at the Class A-2 Note Interest Rate (calculated for this purpose using the Class A-2 Default Applicable Margin) to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Notes of authorized Percentage Interest and in the same aggregate Percentage Interest will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The obligations of the Issuer under the Indenture, this Class A-2 Note and the other Basic Documents shall be full recourse obligations of the Issuer. Notwithstanding the foregoing, except as provided for in the Guaranty, the Class A-2 Noteholder, by its acceptance of this Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Class A-2 Notes, under the Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Issuer or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Nothing contained in this Section shall limit or be deemed to limit any obligations of the Issuer, the Purchaser or the Seller hereunder or under any other Basic Document, as applicable, which obligations are full recourse obligations of the Issuer, the Purchaser and the Seller.

Each Class A-2 Noteholder, by its acceptance of this Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A-2 Noteholder will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Class A-2 Note, the Indenture or the Basic Documents.

Prior to the due presentment for registration of transfer of this Class A-2 Note, the Trustee and any agent of the Trustee may treat the Person in whose name the Class A-2 Note (as of the applicable Record Date) is registered as the owner hereof for all purposes, whether or not the Class A-2 Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Issuer and the Class A-2 Noteholders that, for Federal, State and local income and franchise tax purposes, this Class A-2 Note will evidence indebtedness of the Issuer secured by the Collateral. Each Class A-2 Noteholder, by its acceptance of the Class A-2 Note, agrees to treat the Class A-2 Note for Federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

The Indenture permits in certain circumstances, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Administrative Agent and the Class A-2 Noteholders under the Indenture at any time by the Issuer with the prior written consent of the Administrative Agent and the Majority Noteholders. The Indenture also contains provisions permitting the Administrative Agent (acting upon the written direction of the Majority Noteholders) to waive compliance by the Issuer with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Administrative Agent shall be conclusive and binding upon the current Class A-2 Noteholders and all future Class A-2 Noteholders and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note.

The term "ISSUER" as used in this Class A-2 Note includes any successor to the Issuer under the Indenture.

This Class A-2 Note is issuable only in registered form in Percentage Interests as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Issuer to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.



                                         DECREASES

====================================================================================================
                                                       Class A-1
                Unpaid                                    Note
               Principal                                Interest   Interest Period   Notation Made
    Date        Amount        Decrease       Total        Rate     (if applicable)        By
====================================================================================================

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

====================================================================================================

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_______________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________
                         (name and address of assignee)

the within Class A-2 Note and all rights thereunder, and hereby irrevocably constitutes and appoints______________________, attorney, to transfer said Class A-2 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________              __________________________________*
                                                    Signature Guaranteed:


_______________________________              ___________________________________




___________
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.